ADVISORONE FUNDS

AMERIGO FUND Class C Shares: CLCCX Class N Shares: CLSAX	RESERVOIR FUND Class N: CHRVX Investor Class: CHREX
CLERMONT FUND Class N Shares: CLERX	ENHANCED INCOME FUND Class N Shares: CLEIX
SELECT ALLOCATION FUND Class N Shares: CLBLX	FLEXIBLE INCOME FUND Class N Shares: CLFLX
DESCARTES FUND Class N Shares: CLDEX	SELECT APPRECIATION FUND Class N Shares: CLACX
LIAHONA FUND Class N Shares: CLHAX	SHELTER FUND Class N Shares: CLSHX

PROSPECTUS SEPTEMBER 1, 2010

4020 S. 147th Street

Omaha, NE 68137

www.advisoronefunds.com

(866) 811-0225

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

AMERIGO FUND SUMMARY	1
CLERMONT FUND SUMMARY	5
SELECT ALLOCATION FUND SUMMARY	10
DESCARTES FUND SUMMARY	15
LIAHONA FUND SUMMARY	20
RESERVOIR FUND SUMMARY	25
ENHANCED INCOME FUND SUMMARY	29
FLEXIBLE INCOME FUND SUMMARY	33
SELECT APPRECIATION FUND SUMMARY	37
SHELTER FUND SUMMARY	41
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS	45
Investment Strategies – The CLS Funds of Funds	45
Investment Strategies – All Funds	47
Investment Strategies – Shelter Fund	49
Investment Risks – The CLS Funds of Funds	50
Investment Risks – Reservoir Fund	51
Investment Risks – Enhanced Income Fund	52
Investment Risks – Select Appreciation Fund	53
Investment Risks – Shelter Fund	53
Investment Risks – All Funds	53
MANAGEMENT OF THE FUNDS	56
Investment Adviser	56
Sub-Adviser for Reservoir Fund	56
Sub-Adviser for Enhanced Income Fund	57
Investment Adviser Portfolio Managers	57
Sub-Adviser Portfolio Managers for the Reservoir Fund	58
Sub-Adviser Portfolio Managers for the Enhanced Income Fund	59
HOW SHARES ARE PRICED	59
HOW TO PURCHASE SHARES	60
HOW TO REDEEM SHARES	64
HOW TO EXCHANGE SHARES	67
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	68
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	70
HOUSEHOLDING	71
FINANCIAL HIGHLIGHTS	72

AMERIGO FUND SUMMARY

Investment Objective:

The investment objective is long-term growth of capital without regard to current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class C	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	1.00%	None
Other Expenses	0.15%	0.15%
Acquired Fund Fees and Expenses (Underlying Funds)(1)	0.30%	0.30%

Total Annual Fund Operating Expenses	2.45%	1.45%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Class C	Class N
1	$348	$148
3	$764	$459
5	$1,306	$792
10	$2,786	$1,735

You would pay the following expenses if you did not redeem your shares:

Year	Class C	Class N
1	$248	$148
3	$764	$ 459
5	$1,306	$792
10	$2,786	$1,735

(1)

This number represents the combined total fees and operating expenses of the Underlying Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from Fund assets.  Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of the portfolio.

Principal Investment Strategies of the Fund:

The Fund invests primarily in exchange traded funds (“ETFs”), other open-end mutual funds, and closed-end funds.  This group of investments is referred to as "Underlying Funds."  The Fund’s investment adviser, CLS Investments, LLC (“CLS”), seeks to achieve the Fund’s investment objective by using the following investment strategies:

•

Investing in (i) Underlying Funds that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers, or (ii) individual securities that may provide capital appreciation.  The Underlying Funds used by the Fund in its allocations consist primarily of ETFs.  The Underlying Funds are selected based on the security selection methodology used by the Underlying Fund’s adviser, as well as CLS’s assessment of asset class trends, asset class fundamentals, diversification impact, fundamental research and the cost and liquidity of the Underlying Fund.  These investments may include smaller and medium capitalization companies.

•

Although the Fund does not seek current income, it may invest up to 20% of its total assets in long, medium, or short-term bonds and other fixed income securities of any credit quality(including "junk bonds"), or Underlying Funds that invest in these securities, whenever CLS believes these investments offer a potential for capital appreciation.  Fixed income securities principally include U.S. and foreign government bonds, U.S. government agency bonds, corporate bonds, asset-backed securities and mortgage-backed securities.

The Fund’s portfolio is invested to maintain risk levels similar to those of the S&P 500 Index.  The S&P 500 Index is an unmanaged index made up of 500 blue chip stocks.  CLS seeks to control risk within a given range by estimating the cumulative risk of the Fund’s investments and keeping it near that of the S&P 500 Index.  The risk of an asset is based on its volatility, long-term performance, valuations, and other financial and economic data.  The volatility of the asset has the largest impact on the risk measurement.

CLS actively manages the Fund’s investments by increasing or decreasing the Fund’s investment in particular asset classes, sectors, regions and countries, or in a particular security, based on its assessment of the opportunities for return relative to the risk using fundamental and technical analysis.  Because of the varying levels of risk amongst equity and bond asset classes, the percent allocated to equities and bonds will vary depending on which asset classes are selected for the portfolio.  When selecting Underlying Funds for investment, CLS considers the Underlying Fund’s investment goals and strategies, the investment adviser and portfolio manager, and past performance (absolute, relative and risk-adjusted).  When CLS selects individual equity securities, it considers both growth prospects and anticipated dividend income.  CLS selects bond funds and bonds based on an analysis of credit qualities, maturities, and coupon or dividend rates, while seeking to take advantage of yield differentials between securities.  CLS may sell an investment if it determines that the asset class, sector, region or country is no longer desirable or if CLS believes that another Underlying Fund or security within the category offers a better opportunity to achieve the Fund’s objective.

Principal Risks of the Fund:

Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Fund and the Underlying Funds invest.  The Fund is not federally insured or guaranteed by any government agency.  YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

Debt Securities Risk:  When the Fund invests in bonds or in Underlying Funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds and therefore may carry more risk.  Issuers of fixed-income securities may default on interest and principal payments.  Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Foreign Securities Risk:  Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation.  Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.  Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets.  CLS may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk:  Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer.

Smaller and Medium Issuer Risk:  Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

Underlying Funds Risk:  You will indirectly pay fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund.  These risks could include sector risk (increased risk from a focus on one or more sector of the market), as well as risks associated with fixed income securities, real estate investments, and commodities.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance. Performance for the period prior to June 5, 2000 is that of the CLS Amerigo Fund, the predecessor of the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.advisoronefunds.com or by calling 1-866-811-0225.

Class N Shares Total Return for Years Ended December 31,

The year-to-date return of Class N Shares for the six-month period ended June 30, 2010 was (6.91)%. During the period shown in the bar chart, the highest return for a quarter was 20.66% (quarter ended June 30, 2009) and the lowest return for a quarter was (25.50)% (quarter ended December 31, 2008).

AVERAGE ANNUAL TOTAL RETURN (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Life of Fund*
Amerigo Fund Class N (1)
return before taxes	40.10%	2.41%	0.34%	N/A
return after taxes on distributions (2)	39.57%	1.43%	-0.45%	N/A
return after taxes on distributions and sale of Fund shares (2)	26.07%	1.91%	0.05%	N/A
S&P 500TM Index	26.46%	0.42%	-0.95%	-1.25%
Amerigo Fund Class C
return before taxes	37.77%	1.41%	-	-0.76%

(1)

Class N Shares have lower expenses than Class C Shares of the Amerigo Fund, and unlike Class C Shares, are not subject to any contingent deferred sales charge.

(2)

After-tax returns are shown for Class N Shares only and will differ from Class C Shares because Class C Shares have a higher expense ratio. After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

*

The Fund’s Class C Shares commenced operations on July 13, 2000.

Investment Adviser:

CLS Investments, LLC.

Portfolio Managers:

CLS utilizes a team approach for management of the Fund.  Robert Jergovic, CFA, Chief Investment Officer of CLS, is primarily responsible for the day-to-day management of the Fund’s portfolio, and has served as portfolio manager of the Fund since 2002.

Purchase and Sale of Fund Shares:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under How Shares Are Priced on page 59 of the Fund’s Prospectus.  Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling 1-866-811-0225 or by visiting the Fund’s website www.advisoronefunds.com.  You also may purchase and redeem shares through a financial intermediary.  The minimum initial investment in the Fund is $2,500.  The minimum subsequent investment is $250.

Tax Information:

Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax-free account.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

CLERMONT FUND SUMMARY

Investment Objective:

The investment objective is a combination of current income and growth of capital.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class N
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.22%
Acquired Fund Fees and Expenses (Underlying Funds)(1)	0.22%

Total Annual Fund Operating Expenses	1.44%
Fee Waiver(2)	(0.07)%

Total Annual Fund Operating Expenses After Fee Waiver	1.37%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Class N
1	$139
3	$449
5	$780
10	$1,718

(1)  This number represents the combined total fees and operating expenses of the Underlying Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from Fund assets.  Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

(2)  The fees shown above take into account CLS’s advisory fee waiver agreement to limit total operating expenses at least through August 31, 2011, so that Class N Share direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) do not exceed 1.15% of average daily net assets.  Only the Fund’s Board of Trustees may elect to terminate the advisory fee waiver agreement.

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of the portfolio.

Principal Investment Strategies of the Fund:

The Fund invests primarily in exchange traded funds (“ETFs”), other open-end mutual funds, and closed-end funds.  This group of investments is referred to as "Underlying Funds."  The Fund’s investment adviser, CLS Investments, LLC (“CLS”), seeks to achieve the Fund’s investment objective by using the following investment strategies:

•

Investing in (i) Underlying Funds that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers, or (ii) individual securities that may provide capital appreciation.  The Underlying Funds are selected based on the security selection methodology used by the Underlying Fund’s adviser, as well as CLS’s assessment of asset class trends, asset class fundamentals, diversification impact, and the cost and liquidity of the Underlying Fund.  These investments may include smaller and medium capitalization companies.

•

Investing at least 20% of its total assets in long, medium, or short-term bonds and other fixed income securities of any credit qualities (including "junk bonds"), or Underlying Funds that invest in these securities, in order to maximize the Fund’s total return, or in individual securities that may provide current income. Total Return refers to the annual total return on an investment including appreciation and dividends or interest.  Fixed income securities principally include U.S. and foreign government bonds, U.S. government agency bonds, corporate bonds, asset-backed securities and mortgage-backed securities.

The Fund’s portfolio is invested to maintain risk levels similar to the combined risk of an allocation of 45% equities and 55% in short to intermediate government bonds. The actual Fund investment in underlying equity or bond funds typically range from 35% to 65% of the Fund’s assets either way, with a minimum of 20% in bonds.  CLS seeks to control risk within a given range by estimating the risk of the Fund’s investments and keeping 45% near that of the S&P 500 Index and 55% near that of the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index.  The S&P 500 Index is an unmanaged index made up of 500 blue chip stocks.  The Barclays Capital U.S. 1-5 Year Government/Credit Bond Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities.  The risk of an asset is based on its volatility, long-term performance, valuations, and other financial and economic data. The volatility of the asset has the largest impact on the risk measurement.

CLS actively manages the Fund’s investments by increasing or decreasing the Fund’s investment in particular asset classes, sectors, regions and countries, or in a particular security, based on its assessment of the opportunities for return relative to the risk using fundamental and technical analysis.  Because of the varying levels of risk amongst equity and bond asset classes, the percent allocated to equities and bonds will vary depending on which asset classes are selected for the portfolio.  When selecting Underlying Funds for investment, CLS considers the Underlying Fund’s investment goals and strategies, the investment adviser and portfolio manager, and past performance (absolute, relative and risk-adjusted).  When CLS selects individual equity securities, it considers both growth prospects and anticipated dividend income.  CLS selects bond funds and bonds based on an analysis of credit qualities, maturities, and coupon or dividend rates, while seeking to take advantage of yield differentials between securities.  CLS may sell an investment if it determines that the asset class, sector, region or country is no longer desirable or if CLS believes that another Underlying Fund or security within the category offers a better opportunity to achieve the Fund’s objective.

Principal Risks of the Fund:

Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Fund and the Underlying Funds invest.  The Fund is not federally insured or guaranteed by any government agency.  YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

Debt Securities Risk:  When the Fund invests in bonds or in Underlying Funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds and therefore may carry more risk.  Issuers of fixed-income securities may default on interest and principal payments.  Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Foreign Securities Risk:  Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation.  Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.  Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets.  CLS may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk:  Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer.

Smaller and Medium Issuer Risk:  Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

Underlying Funds Risk:  You will indirectly pay fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund.  These risks could include sector risk (increased risk from a focus on one or more sector of the market), as well as risks associated with fixed income securities, real estate investments, and commodities.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance. Performance for the period prior to June 5, 2000 is that of the CLS Clermont Fund, the predecessor of the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.advisoronefunds.com or by calling 1-866-811-0225.

Class N Shares Total Return for Years Ended December 31,

The year-to-date return of Class N Shares for the six-month period ended June 30, 2010 was

(0.68)%. During the period shown in the bar chart, the highest return for a quarter was 13.32% (quarter ended June 30, 2009) and the lowest return for a quarter was (13.93)% (quarter ended December 31, 2008).

AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2009)

	1 Year	5 Years	10 Years
Clermont Fund Class N
return before taxes	23.41%	0.76%	0.35%
return after taxes on distributions (1)	22.41%	-0.19%	-0.57%
return after taxes on distributions and sale of Fund shares (1)	15.22%	0.35%	-0.10%
S&P 500TM Index	26.46%	0.42%	-0.95%
Barclays Capital U.S. 1-5 Year Government/Credit Bond Index	16.04%	4.67%	6.64%

(1)

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Investment Adviser:

CLS Investments, LLC.

Portfolio Managers:

CLS utilizes a team approach for management of the Fund.  Robert Jergovic, CFA, Chief Investment Officer of CLS, is primarily responsible for the day-to-day management of the Fund’s portfolio, and has served as portfolio manager of the Fund since 2002.

Purchase and Sale of Fund Shares:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under How Shares Are Priced on page 59 of the Fund’s Prospectus.  Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling 1-866-811-0225 or by visiting the Fund’s website www.advisoronefunds.com.  You also may purchase and redeem shares through a financial intermediary.  The minimum initial investment in the Fund is $2,500.  The minimum subsequent investment is $250.

Tax Information:

Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax-free account.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

SELECT ALLOCATION FUND SUMMARY

Investment Objective:

The investment objective is total return, consisting of capital growth and income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class N
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.28%
Acquired Fund Fees and Expenses (Underlying Funds)[1]	0.35%

Total Annual Fund Operating Expenses	1.63%
Fee Waiver[2]	(0.13)%

Total Annual Fund Operating Expenses After Fee Waiver	1.50%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Class N
1	$153
3	$502
5	$874
10	$1,922

(1)

This number represents the combined total fees and operating expenses of the Underlying Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from Fund assets.  Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

(2)

The fees shown above take into account CLS’s advisory fee waiver agreement to limit total operating expenses at least through August 31, 2011, so that direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) do not exceed 1.15% of average daily net assets.  Only the Fund’s Board of Trustees may elect to terminate the fee waiver agreement.

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of the portfolio.

Principal Investment Strategies of the Fund:

The Fund invests primarily in exchange traded funds (“ETFs”), other open-end mutual funds, and closed-end funds.  This group of investments is referred to as "Underlying Funds."  The Fund’s investment adviser, CLS Investments, LLC (“CLS”), seeks to achieve the Fund’s investment objective by using the following investment strategies:

•

Investing primarily in (i) Underlying Funds that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers, or (ii) individual securities that may provide capital appreciation.   While pursuing its investment objective, the Fund will not invest less than 35% of its total assets in Underlying Funds or other securities that seek capital appreciation or growth. The Underlying Funds are selected based on the security selection methodology used by the Underlying Fund’s adviser, as well as CLS’s assessment of asset class trends, asset class fundamentals, diversification impact, and the cost and liquidity of the Underlying Fund.  These investments may include smaller and medium capitalization companies.

•

Investing up to 65% of its total assets in Underlying Funds that seek total return, or directly or indirectly in fixed income securities of any credit quality (including "junk bonds") and maturity, whenever CLS believes these investments offer a potential for total return.  Fixed income securities principally include U.S. and foreign government bonds, U.S. government agency bonds, corporate bonds, asset-backed securities and mortgage-backed securities.

The Fund’s portfolio is invested to maintain risk levels similar to the combined risk of an equity allocation between 70% and 80% equities and the remainder in short to intermediate government bonds. CLS seeks to control risk within such ranges by estimating the overall risk of the Fund’s investments and keeping it near an equivalent risk of a portfolio comprised of 75% of the S&P 500 Index and 25% of the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index.  The S&P 500 Index is an unmanaged index made up of 500 blue chip stocks. The Barclays Capital U.S. 1-5 Year Government/Credit Bond Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. The actual investment of the Fund’s assets may range from 35% to 100% in underlying equity funds and 0% to 65% in underlying bond funds, but typically will be in the middle third of such ranges. The risk of an asset is based on its volatility, long-term performance, valuations, and other financial and economic data.  For example, a high yield bond fund holding may have greater volatility than some equity fund holdings.  The historical volatility and the risk analysis are weighted relatively equally in gauging the risk of any position.  Because of the varying levels of risk amongst equity and bond asset classes, the percent allocated to equities and bonds will vary depending on which asset classes are selected for the portfolio.

CLS actively manages the Fund’s investments by increasing or decreasing the Fund’s investment in particular asset classes, sectors, regions and countries, or in a particular security, based on its assessment of the opportunities for return relative to the risk using fundamental and technical analysis.  Because of the varying levels of risk amongst equity and bond asset classes, the percent allocated to equities and bonds will vary depending on which asset classes are selected for the portfolio.  When selecting Underlying Funds for investment, CLS considers the Underlying Fund’s investment goals and strategies, the investment adviser and portfolio manager, and past performance (absolute, relative and risk-adjusted).  When CLS selects individual equity securities, it considers both growth prospects and anticipated dividend income.  CLS selects bond funds and bonds based on an analysis of credit qualities, maturities, and coupon or dividend rates, while seeking to take advantage of yield differentials between securities.  CLS may sell an investment if it determines that the asset class, sector, region or country is no longer desirable or if CLS believes that another Underlying Fund or security within the category offers a better opportunity to achieve the Fund’s objective.

Principal Risks of the Fund:

Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Fund and the Underlying Funds invest.  The Fund is not federally insured or guaranteed by any government agency.  YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

Debt Securities Risk: When the Fund invests in bonds or in Underlying Funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds and therefore may carry more risk.  Issuers of fixed-income securities may default on interest and principal payments.  Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Foreign Securities Risk:  Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation.  Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.  Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

Management Risk:   The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets.  CLS may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk: Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer.

Smaller and Medium Issuer Risk:  Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

Underlying Funds Risk:  You will indirectly pay fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund.  These risks could include sector risk (increased risk from a focus on one or more sector of the market), as well as risks associated with fixed income securities, real estate investments, and commodities.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund (formerly known as the Berolina Fund) by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s average annual returns for one year and over the life of the Fund compare with those of a broad measure of market performance. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.advisoronefunds.com or by calling 1-866-811-0225.

Class N Shares Total Return for Years Ended December 31,

The year-to-date return of Class N Shares for the six-month period ended June 30, 2010 was (4.47)%. During the period shown in the bar chart, the highest return for a quarter was 20.07% (quarter ended June 30, 2009) and the lowest return for a quarter was (24.34)% (quarter ended December 31, 2008).

AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2009)

	1 Year	Life of Fund*
Select Allocation Fund Class N
return before taxes	36.11%	-0.89%
return after taxes on distributions (1)	35.17%	-1.65%
return after taxes on distributions and sale of Fund shares(1)	23.47%	-1.03%
S&P 500TM Index	26.46%	-1.42%
Barclays Capital U.S. 1-5 Year Government/Credit Bond Index	16.04%	5.52%

(1)

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

*

The Fund commenced operations on January 27, 2006.

Investment Adviser:

CLS Investments, LLC.

Portfolio Managers:

CLS utilizes a team approach for management of the Fund.  Dennis Guenther, CFA, Senior Portfolio Manager of CLS, is primarily responsible for the day-to-day management of the Fund’s portfolio, and has served as portfolio manager of the Fund since its inception in 2006.

Purchase and Sale of Fund Shares:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under How Shares Are Priced on page 59 of the Fund’s Prospectus.  Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling 1-866-811-0225 or by visiting the Fund’s website www.advisoronefunds.com.  The minimum initial investment in the Fund is $2,500.  The minimum subsequent investment is $250.

Tax Information:

Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax-free account.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

DESCARTES FUND SUMMARY

Investment Objective:

The investment objective is long-term growth of capital without regard to current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class N
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.27%
Acquired Fund Fees and Expenses (Underlying Funds)[1]	0.38%

Total Annual Fund Operating Expenses	1.65%
Fee Waiver[2]	(0.12)%

Total Annual Fund Operating Expenses After Fee Waiver	1.53%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Class N
1	$156
3	$509
5	$886
10	$1,944

(1)  This number represents the combined total fees and operating expenses of the Underlying Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from Fund assets.  Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

(2)  The fees shown above take into account CLS’s advisory fee waiver agreement to limit total operating expenses at least through August 31, 2011, so that direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) do not exceed 1.15% of average daily net assets.  Only the Fund’s Board of Trustees may elect to terminate the fee waiver agreement.

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of the portfolio.

Principal Investment Strategies of the Fund:

The Fund invests primarily in exchange traded funds (“ETFs”), other open-end mutual funds, and closed-end funds.  This group of investments is referred to as "Underlying Funds."  The Fund’s investment adviser, CLS Investments, LLC (“CLS”), seeks to achieve the Fund’s investment objective by using the following investment strategies:

•

Investing in (i) Underlying Funds that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers, or (ii) individual securities that may provide capital appreciation.  The Underlying Funds are selected based on the security selection methodology used by the Underlying Fund’s adviser, as well as CLS’s assessment of asset class trends, asset class fundamentals, diversification impact, and the cost and liquidity of the Underlying Fund.  These investments may include smaller and medium capitalization companies.

•

The Fund utilizes a quantitative strategy that may tilt its portfolio toward “value” stocks instead of a diversified market index. The Fund’s quantitative strategy analyzes how closely the performance of asset classes is related and seeks to add value through asset class selection. Because, historically, value indices have had a less direct relationship to one another than growth indices, the portfolio may tend to hold higher allocations in value than growth securities over a full market cycle. The quantitative strategy utilizes complex statistical techniques to build a risk controlled portfolio. CLS seeks to exploit opportunities that arise when asset classes become mis-valued while maintaining risk controls by shifting allocations from asset classes CLS considers to be overvalued to asset classes CLS considers to be undervalued. Through a disciplined and systematic evaluation process utilizing statistical measures such as standard deviation, correlation and co-variances, this process seeks to identify over and undervalued asset classes and takes positions versus benchmark asset class weights.

•

Although the Fund does not seek current income, it may invest up to 30% of its total assets in fixed income securities such as government bonds, government agency bonds, and corporate bonds, of any credit quality (including "junk bonds") and maturity, or Underlying Funds that invest in these securities, whenever CLS believes these investments offer a potential for capital appreciation.  Fixed income securities principally include U.S. and foreign government bonds, U.S. government agency bonds, corporate bonds, asset-backed securities and mortgage-backed securities.

The Fund’s portfolio is invested to maintain risk levels slightly less than the S&P 500 Index. The S&P 500 Index is an unmanaged Index made up of 500 blue chip stocks.   The Fund typically will invest in Underlying Funds that invest in equities, but may invest up to 30% of the Fund net assets in fixed income securities as described above. CLS seeks to control risk within a given range by estimating the cumulative risk of the underlying holdings and keeping it slightly less than the S&P 500 Index. The risk of an asset is based on its volatility, correlation with other assets, long-term performance, valuations, and other financial and economic data. The volatility and correlation of the asset relative to other investments have the largest impact on the risk measurement.

CLS actively manages the Fund’s investments by increasing or decreasing the Fund’s investment in particular asset classes, sectors, regions and countries, or in a particular security, based on its assessment of the opportunities for return relative to the risk using fundamental and technical analysis.  Because of the varying levels of risk amongst equity and bond asset classes, the percent allocated to equities and bonds will vary depending on which asset classes are selected for the portfolio.  When selecting Underlying Funds for investment, CLS considers the Underlying Fund’s investment goals and strategies, the investment adviser and portfolio manager, and past performance (absolute, relative and risk-adjusted).  When CLS selects individual equity securities, it considers both growth prospects and anticipated dividend income.  CLS selects bond funds and bonds based on an analysis of credit qualities, maturities, and coupon or dividend rates, while seeking to take advantage of yield differentials between securities.  CLS may sell an investment if it determines that the asset class, sector, region or country is no longer desirable or if CLS believes that another Underlying Fund or security within the category offers a better opportunity to achieve the Fund’s objective.

Principal Risks of the Fund:

Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Fund and the Underlying Funds invest.  The Fund is not federally insured or guaranteed by any government agency.  YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

Debt Securities Risk:  When the Fund invests in bonds or in Underlying Funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds and therefore may carry more risk.  Issuers of fixed-income securities may default on interest and principal payments.  Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Foreign Securities Risk:  Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation.  Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.  Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets.  CLS may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk:  Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time.  The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets.  The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer.

Smaller and Medium Issuer Risk:  Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

Underlying Funds Risk:  You will indirectly pay fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund.  These risks could include sector risk (increased risk from a focus on one or more sector of the market), as well as risks associated with fixed income securities, real estate investments, and commodities.

Value Strategy Risk:  At times, "value" investing may perform worse than the overall stock market or other investment styles.  For example, value stocks may be out of favor for certain periods in relation to growth stocks.  Additionally, if CLS overestimates the value or return potential of one or more securities, the Fund may underperform the general equity market.  The market may not agree with CLS’s determination that a stock is undervalued, and the stock’s price may not increase to what CLS believes is its full value. It may even decrease in value. During these periods, the Fund’s relative performance may suffer.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s average annual returns for one year and over the life of the Fund compare with those of a broad measure of market performance. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.advisoronefunds.com or by calling 1-866-811-0225.

Class N Shares Total Return for Years Ended December 31,

The year-to-date return of Class N Shares for the six-month period ended June 30, 2010 was

(7.08)%. During the period shown in the bar chart, the highest return for a quarter was 21.01% (quarter ended June 30, 2009) and the lowest return for a quarter was (23.36)% (quarter ended December 31, 2008).

AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2009)

	1 Year	Life of Fund*
Descartes Fund Class N
return before taxes	37.97%	-1.02%
return after taxes on distributions (1)	37.55%	-1.32%
return after taxes on distributions and sale of Fund shares (1)	24.68%	-0.89%
Russell 1000 Value Index(2)	19.69%	-4.14%
S&P 500 Index	26.46%	-2.16%
Barclays Capital U.S. 1-5 Year Government/Credit Bond Index	16.04%	6.30%

(1)

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

(2)

CLS has elected to change the benchmark comparison for this Fund. Going forward, the S&P 500 Index will be used as the primary broad-based benchmark.  The Russell 1000 Value Index will continue to be shown with the S&P 500 Index information for a period of one year.

*

The Descartes Fund commenced operations on April 19, 2006.

Investment Adviser:

CLS Investments, LLC

Portfolio Managers:

CLS utilizes a team approach for management of the Fund.  Scott Kubie, CFA, Chief Strategist of CLS, is primarily responsible for the day-to-day management of the Fund’s portfolio, and has served as portfolio manager of the Fund since its inception in 2006.

Purchase and Sale of Fund Shares:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under How Shares Are Priced on page 59 of the Fund’s Prospectus.  Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling 1-866-811-0225 or by visiting the Fund’s website www.advisoronefunds.com.  You also may purchase and redeem shares through a financial intermediary.  The minimum initial investment in the Fund is $2,500.  The minimum subsequent investment is $250.

Tax Information:

Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax-free account.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

LIAHONA FUND SUMMARY

Investment Objective:

The investment objective is growth of capital and current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class N

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.29%
Acquired Fund Fees and Expenses (Underlying Funds)[1]	0.32%

Total Annual Fund Operating Expenses	1.61%
Fee Waiver[2]	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver	1.47%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Class N
1	$150
3	$494
5	$863
10	$1,899

 (1)  This number represents the combined total fees and operating expenses of the Underlying Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from Fund assets.  Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

(2)  The one-year fees shown above take into account CLS’s advisory fee waiver agreement to limit total operating expenses at least through August 31, 2011, so that direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) do not exceed 1.15% of average daily net assets.  Only the Fund’s Board of Trustees may elect to terminate the fee waiver agreement.

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of the portfolio.

Principal Investment Strategies of the Fund:

The Fund invests primarily in exchange traded funds (“ETFs”), other open-end mutual funds, and closed-end funds.  This group of investments is referred to as "Underlying Funds."  The Fund’s investment adviser, CLS Investments, LLC (“CLS”), seeks to achieve the Fund’s investment objective by using the following investment strategies:

•

Investing in (i) Underlying Funds that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers, or (ii) individual securities such as government bonds, corporate bonds, government agency bonds, and common stock that may provide capital appreciation.  The Underlying Funds are selected based on the security selection methodology used by the Underlying Fund’s adviser, as well as CLS’s assessment of asset class trends, asset class fundamentals, diversification impact, and the cost and liquidity of the Underlying Fund.  These investments may include smaller and medium capitalization companies.

•

The Fund utilizes a quantitative strategy that may tilt its portfolio toward “value” stocks instead of a diversified market index. The Fund’s quantitative strategy analyzes how closely the performance of asset classes is related and seeks to add value through asset class selection. Because, historically, value indices have had a less direct relationship to one another than growth indices, the portfolio may tend to hold higher allocations in value than growth securities over a full market cycle. The quantitative strategy utilizes complex statistical techniques to build a risk controlled portfolio. CLS seeks to exploit opportunities that arise when asset classes become mis-valued while maintaining risk controls by shifting allocations from asset classes CLS considers to be overvalued to asset classes CLS considers to be undervalued. Through a disciplined and systematic evaluation process utilizing statistical measures such as standard deviation, correlation and co-variances, this process identifies over and undervalued asset classes and takes positions versus benchmark asset class weights.

•

Investing at least 10% of its total assets in Underlying Funds that seek current income, or other securities such as government bonds, corporate bonds and government agency bonds that invest in, long, medium, or short-term bonds and other fixed income securities of any credit quality (including "junk bonds") and maturity in order to maximize the Fund’s current income, or in individual securities that may provide current income. While the Fund does emphasize holding periods of over one-year, the fixed income securities will normally generate taxable income.  Fixed income securities principally include U.S. and foreign government bonds, U.S. government agency bonds, corporate bonds, asset-backed securities and mortgage-backed securities.

The Fund’s portfolio is invested to maintain risk levels similar to the combined risk of an allocation of 65% equities and 35% in short to intermediate government bonds. The actual Fund investment in underlying equity funds typically will range from 50% to 85% of the Fund’s assets, with a minimum of 10% in bonds.  CLS seeks to control risk within a given range by estimating the risk of the Fund’s investments and keeping it near risk equal to 65% of the S&P 500 Index and 35% of the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index. The S&P 500 Index is an unmanaged Index made up of 500 blue chip stocks. The Barclays Capital U.S. 1-5 Year Government/Credit Bond Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. The risk of an asset is based on its volatility, correlation with other assets, long-term performance, valuations, and other financial and economic data. The volatility and correlation of the asset relative to other investments have the largest impact on the risk measurement.  Because of the varying levels of risk amongst equity and bond asset classes, the percent allocated to equities and bonds will vary depending on which asset classes are selected for the portfolio.

CLS actively manages the Fund’s investments by increasing or decreasing the Fund’s investment in particular asset classes, sectors, regions and countries, or in a particular security, based on its assessment of the opportunities for return relative to the risk using fundamental and technical analysis.  Because of the varying levels of risk amongst equity and bond asset classes, the percent allocated to equities and bonds will vary depending on which asset classes are selected for the portfolio.  When selecting Underlying Funds for investment, CLS considers the Underlying Fund’s investment goals and strategies, the investment adviser and portfolio manager, and past performance (absolute, relative and risk-adjusted).  When CLS selects individual equity securities, it considers both growth prospects and anticipated dividend income.  CLS selects bond funds and bonds based on an analysis of credit qualities, maturities, and coupon or dividend rates, while seeking to take advantage of yield differentials between securities.  CLS may sell an investment if it determines that the asset class, sector, region or country is no longer desirable or if CLS believes that another Underlying Fund or security within the category offers a better opportunity to achieve the Fund’s objective.

Principal Risks of the Fund:

Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Fund and the Underlying Funds invest.  The Fund is not federally insured or guaranteed by any government agency.   YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

Debt Securities Risk:  When the Fund invests in bonds or in Underlying Funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds and therefore may carry more risk.  Issuers of fixed-income securities may default on interest and principal payments.  Generally, securities with lower debt ratings have greater credit risk.

Foreign Securities Risk:  Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation.  Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.  Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets.  CLS may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk:  Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer.

Smaller and Medium Issuer Risk:  Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

Underlying Funds Risk:  You will indirectly pay fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund.  These risks could include sector risk (increased risk from a focus on one or more sector of the market), as well as risks associated with fixed income securities, real estate investments, and commodities.

Value Strategy Risk:  At times, "value" investing may perform worse than the overall stock market or other investment styles.  For example, value stocks may be out of favor for certain periods in relation to growth stocks.  Additionally, if CLS overestimates the value or return potential of one or more securities, the Fund may underperform the general equity market.  The market may not agree with CLS’s determination that a stock is undervalued, and the stock’s price may not increase to what CLS believes is its full value.  It may even decrease in value. During these periods, the Fund’s relative performance may suffer.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s average annual returns for one year and over the life of the Fund compare with those of a broad measure of market performance. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance information is available at no cost by visiting www.advisoronefunds.com or by calling 1-866-811-0225.

Class N Shares Total Return for Years Ended December 31

The year-to-date return of Class N Shares for the six-month period ended June 30, 2010 was (4.91)%.  During the period shown in the bar chart, the highest return for a quarter was 16.04% (quarter ended June 30, 2009) and the lowest return for a quarter was (15.07)% (quarter ended December 31, 2008).

AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2009)

	1 Year	Life of Fund*
Liahona Fund Class N
return before taxes	24.30%	-1.44%
return after taxes on distributions (1)	23.68%	-1.91%
return after taxes on distributions and sale of Fund shares (1)	15.80%	-1.37%
Russell 1000 Value Index(2)	19.69%	-4.14%
Barclays Capital U.S. 1-5 Year Government/Credit Bond Index	16.04%	6.30%
S&P 500 Index	26.46%	-2.16%

(1)

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

(2)

CLS has elected to change the benchmark comparison for this Fund. Going forward, the S&P 500 Index will be used as the primary broad-based benchmark.  The Russell 1000 Value Index will continue to be shown with the S&P 500 Index information for a period of one year.

     *

        The Liahona Fund commenced operations April 19, 2006.

Investment Adviser:

CLS Investments, LLC.

Portfolio Managers:

CLS utilizes a team approach for management of the Fund.  Scott Kubie, CFA, Chief Strategist of CLS, is primarily responsible for the day-to-day management of the Fund’s portfolio, and has served as portfolio manager of the Fund since its inception in 2006.

Purchase and Sale of Fund Shares:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under How Shares Are Priced on page 59 of the Fund’s Prospectus.  Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling 1-866-811-0225 or by visiting the Fund’s website www.advisoronefunds.com.  You also may purchase and redeem shares through a financial intermediary.  The minimum initial investment in the Fund is $2,500. The minimum subsequent investment is $250.

Tax Information:

Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax-free account.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

RESERVOIR FUND SUMMARY

Investment Objective:

The objective is current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class N	Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.20%
Other Expenses	7.31%	2.88%
Acquired Fund Fees and Expenses (Underlying Funds)[1]	0.33%	0.33%

Total Annual Fund Operating Expenses	8.14%	3.91%
Fee Waiver[2]	(7.21)%	(2.78)%

Total Annual Fund Operating Expenses After Fee Waiver	0.93%	_1.13%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Class N	Investor Class
1	$95	$115
3	$1,736	$936
5	$3,276	$1,775
10	$6,723	$3,955

(1)  This number represents the combined total fees and operating expenses of any investment companies acquired by the Fund (“Underlying Funds”) and is not a direct expense incurred by the Fund or deducted from Fund assets.  Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights will not include this figure.

(2)  The one-year fees shown above take into account CLS’s advisory fee waiver agreement to limit total operating expenses at least through August 31, 2011, so that total annual operating expenses (other than expenses relating to Distribution and/or Service (12b-1 fees), dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds, extraordinary or non-recurring expenses) do not exceed 0.60% of average daily net assets of Class N Shares of and 0.80% of the average daily net assets of Investor Class Shares of the Fund.  Only the Fund’s Board of Trustees may elect to terminate the fee waiver agreement.

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal period ended April 30, 2010, the Fund’s portfolio turnover rate was 0% of the average value of the portfolio.

Principal Investment Strategies of the Fund:

The Fund’s investment adviser, CLS Investments, LLC (“CLS”) and the Fund’s investment sub-adviser, Horizon Investments, LLC ("Horizon") seek to achieve the Fund’s investment objective by using the following investment strategies:

Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, including U.S. and foreign government bonds, corporate bonds, high yield bonds, index bonds, asset-backed securities, mortgage-backed securities, commercial paper, certificates of deposit, money market, as well as Eurodollar bonds and deposits, unconstrained by debt ratings.  The Fund also may invest up to 20% of the Fund’s net assets in derivatives, including foreign exchange derivatives (such as forwards, non-deliverable forwards and options used to hedge currency risk of non-US Govt. debt held by the Fund), credit default swaps and financial futures and options (financial futures include treasury note futures, bond futures, Eurodollar futures and options on Eurodollar futures). The Fund intends to maintain an average portfolio credit quality of investment grade, although, under extraordinary circumstances, the Fund may invest up to 20% of the Fund’s net assets in below investment grade bonds (rated from BB to CCC by S&P or comparably rated by another nationally recognized statistical rating organization, or “NRSRO”) also known as “high-yield” or “junk bonds.”

Under general supervision of the Fund’s investment adviser, CLS Investments, LLC, Horizon actively manages the portfolio and structures asset allocation along a short-term horizon, generally with an average duration of one to three years.  The portfolio’s allocation to government, agency and mortgage-backed securities will generally range between 0% and 100%.  The portfolio’s allocation to corporate securities will generally range between 0% and 80%. Horizon’s allocation methods are based on historical patterns of risk and return and its management disciplines are biased toward defensive strategies that seek to control downside risk while targeting superior long-term investment results.   Horizon seeks to enhance returns by selecting short to intermediate-term bonds and other investments that offer a potential of higher returns than other cash reserve investments, while setting aside sufficient assets to meet redemptions and income needs of investors.

Horizon buys securities based upon its forecast of both (1) expected return and (2) potential risk.  Expected return is evaluated by taking into account factors such as (i) current yield, (ii) maturity and (iii) yield spread versus similar competing investments.  Potential risk is evaluated by taking into account factors such as (i) probability of default, (ii) magnitude price declines that would be anticipated in a rising interest rate environment and (iii) factors that might decrease liquidity.  Horizon sells securities when more compelling investments are identified using its expected return and potential risk criteria.

Principal Risks of the Fund

Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Fund invests.  The Fund is not federally insured or guaranteed by any government agency.  YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

•

Debt Securities Risk: When the Fund invests in bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.  Issuers of fixed-income securities may default on interest and principal payments.  Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

•

Derivatives Risk: The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives.  When financial derivatives are used, an investment in the Fund may be more volatile than investments in other mutual funds.  Although the intention is to use such derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that derivative strategies will not be used or that improper implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

•

Foreign Securities Risk:  Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation.  Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.  Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

•

Issuer-Specific Risk: The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that Horizon believes is representative of its full value or that it may even go down in price.

•

Market Risk: Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer.

•

Prepayment Risk: Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer before its scheduled due date. If that happens, the Fund may have to reinvest the prepayments in a less attractive security and this could reduce the Fund’s share price and its income distributions.

Performance:

Because the fund has only recently commenced investment operations, no performance information is available. In the future, performance information will be presented in this section.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser:

CLS Investments, LLC

Sub-Adviser:

Horizon Investments, LLC

Portfolio Managers:

The Fund is managed by a team of three members of the Sub-Adviser; there are no primary portfolio managers.  The team leader is a rotating position currently held by the Sub-Adviser’s Chief Economist, Jeffrey Roach. The other members of the investment team are Robbie Cannon, President and CEO of the Sub-Adviser, and Scott Ladner, Associate of the Sub-Adviser. All three portfolio managers have served the Fund in their respective capacity since it commenced operations on May 29, 2009.

Purchase and Sale of Fund Shares:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under How Shares Are Priced on page 59 of the Fund’s Prospectus.  Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling 1-866-811-0225 or by visiting the Fund’s website www.advisoronefunds.com.  You also may purchase and redeem shares through a financial intermediary.  The minimum initial investment in the Fund is $2,500.  The minimum subsequent investment is $250.

Tax Information:

Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax-free account.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

ENHANCED INCOME FUND SUMMARY

Investment Objective:

The investment objective is total return, consisting of capital growth and income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class N
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Other Expenses	1.00%
Acquired Fund Fees and Expenses (Underlying Funds)(1)	0.45%

Total Annual Fund Operating Expenses	2.35%
Fee Waiver(2)	(0.85)%

Total Annual Fund Operating Expenses After Fee Waiver	1.50%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. (2)Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Class N
1	$153
3	$652
5	$1,178
10	$2,621

(1)  This number represents the combined total fees and operating expenses of the Underlying Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from Fund assets.  Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

(2)  The fees shown above take into account CLS’s advisory fee waiver agreement to limit total operating expenses at least through August 31, 2011, so that Class N Share direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) do not exceed 1.05% of average daily net assets.  Only the Fund’s Board of Trustees may elect to terminate the waiver agreement.

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. From the Fund’s inception, October 1, 2009, through the most recent fiscal period ended April 30, 2010, the Fund’s portfolio turnover rate was 3% of the average value of the portfolio.

Principal Investment Strategies of the Fund:

The Fund invests primarily in exchange traded funds (“ETFs”), other open-end mutual funds, and closed-end funds.  This group of investments is referred to as "Underlying Funds."  The Fund’s investment adviser, CLS Investments, LLC, seeks to achieve the Fund’s investment objective by using the following investment strategies:

•

investing in a diversified portfolio of Underlying Funds.  The Fund invests primarily in equity Underlying Funds based on U.S. companies, indices and sectors, but may invest in Underlying Funds linked to foreign indexes; as well as Underlying Funds linked to fixed income indexes.

•

as a hedging technique, investing in ETFs that are inverse to the market (the value of the ETF goes up when the market or a certain sector goes down); and

•

writing (selling) exchange traded covered call options with respect to all or a portion of portfolio to generate income as an enhancement to dividends and capital appreciation.

When the Fund sells a covered call option, the purchaser of the option has the right to buy a particular security, including an index-based ETF, at a predetermined price (exercise price) during the life of the option.  The option is "covered" because the Fund owns the security at the time it sells the option.  The income received by the Fund from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums.  The Fund generally intends to sell call options that are “out-of-the-money,” meaning that option exercise prices generally will be slightly higher than the current level of the index at the time the options are written.  The options are typically written on equity, fixed income and commodity ETFs.  If a call option becomes “in-the-money” prior to expiration, the portfolio manager determines whether the security should be allowed to be called away or the call option re-purchased and another “out-of-the-money” call option written based on the volatility of the underlying security and the time to expiration.

CLS actively manages the Fund’s investments by increasing or decreasing the Fund’s investment in particular asset classes, sectors, regions and countries or using a hedging technique, based on its assessment of the opportunities for return relative to the risk using fundamental and technical analysis.  When selecting Underlying Funds for investment, CLS considers the Underlying Fund’s investment goals and strategies, the investment adviser and portfolio manager, and past performance (absolute, relative and risk-adjusted).  CLS may sell an investment if it determines that the asset class, sector, region or country is no longer desirable or if CLS believes that another Underlying Fund offers a better opportunity to achieve the Fund’s objective.  CLS may sell an inverse ETF when it believes that the opportunities for the hedged investment have improved.

Principal Risks of the Fund:

Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Fund and the Underlying Funds invest.  The Fund is not federally insured or guaranteed by any government agency.  YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

Call Option Risk:  When the Fund writes call options on its portfolio securities it limits its opportunity to profit and, consequently, the Fund could significantly underperform the market.

Debt Securities Risk:  When the Fund invests in bonds or in Underlying Funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.  Issuers of fixed-income securities may default on interest and principal payments.  Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Foreign Securities Risk:  Underlying Funds that are linked to foreign indexes may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation.  Foreign companies that comprise the foreign index generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.  Transaction costs and costs associated with custody services are generally higher for foreign securities held by these Underlying Funds.

Inverse Risk: The Fund engages in hedging activities by investing in inverse ETFs.  Inverse ETF’s may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  Any strategy that includes inverse securities could cause the Fund to suffer significant losses.

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets.  CLS may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk:  Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer.

Smaller and Medium Issuer Risk:  Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable to adverse business or economic developments than investments in larger, more established organizations.

Underlying Funds Risk:  You will indirectly pay fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund.  These risks could include sector risk (increased risk from a focus on one or more sectors of the market), as well as risks associated with fixed income securities, real estate investments, and commodities.

Performance:

Because the Fund has only recently commenced investment operations, no performance information is available.  In the future, performance information will be presented in this section.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser:

CLS Investments, LLC

Sub-Adviser:

Capital Wealth Planning, LLC

Portfolio Managers:

CLS utilizes a team approach for management of the Fund.  Jennifer J. Schenkelberg, CFA, Senior Portfolio Manager of CLS, is primarily responsible for the day-to-day management of the Fund’s portfolio and has served as portfolio manager of the Fund, since its inception in 2009.

Kevin G. Simpson, President and Chief Compliance Officer of Capital Wealth Planning, LLC, has managed the option writing overlay for the Fund since its inception in 2009.

Purchase and Sale of Fund Shares:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under How Shares Are Priced on page 59 of the Fund’s Prospectus.  Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling 1-866-811-0225 or by visiting the Fund’s website www.advisoronefunds.com.  You also may purchase and redeem shares through a financial intermediary.  The minimum initial investment in the Fund is $2,500.  The minimum subsequent investment is $250.

Tax Information:

Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax-free account.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

 FLEXIBLE INCOME FUND SUMMARY

Investment Objective:

The investment objective is total return, consisting of income and capital growth, consistent with preservation of capital.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class N
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.83%
Acquired Fund Fees and Expenses (Underlying Funds)(1)	0.16%

Total Annual Fund Operating Expenses	1.64%
Fee Waiver(2)	(0.68)%

Total Annual Fund Operating Expenses After Fee Waiver	0.96%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Class N
1	$98
3	$451
5	$828
10	$1,887

(1)  This number represents the combined total fees and operating expenses of the Underlying Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from Fund assets.  Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

(2)  The fees shown above take into account CLS’s advisory fee waiver agreement to limit total operating expenses at least through August 31, 2011, so that direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) do not exceed 0.80% of average daily net assets.  Only the Fund’s Board of Trustees may elect to terminate the waiver agreement.

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. From the Fund’s inception, October 1, 2009, through the most recent fiscal period ended April 30, 2010, the Fund’s portfolio turnover rate was 3% of the average value of the portfolio.

Principal Investment Strategies of the Fund:

Under normal circumstances, the Fund invests at least 80% of its total assets in a diversified portfolio of fixed income securities, or exchange traded funds (“ETFs”) that invest in fixed income securities.  The Fund’s investment adviser, CLS Investments, LLC, seeks to achieve the Fund’s investment objective by using the following investment strategies:

•

Investing primarily in investment grade fixed income securities.  The securities can be of any maturity, and the average portfolio duration of the Fund normally varies from one to six years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

•

Investing up to 33% of the Fund’s total assets in lower quality, high-yielding debt securities (commonly referred to as “junk bonds”), including ETFs that invest in junk bonds.  Junk bonds are bonds rated Ba by Moody’s, BB by S&P, or lower.

•

Investing up to 25% of the Fund’s total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers, including ETFs that invest in foreign fixed income securities.

Fixed income securities primarily include:

• securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);

• corporate debt securities of small and medium capitalization U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

• mortgage-backed and other asset-backed securities;

• debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

• obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises, international agencies or supranational entities.

The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation or improving credit fundamentals for a particular sector or security.

In selecting securities for the Fund, CLS develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques.  The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on CLS’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.  Corporate debt may be issued by companies of any capitalization.

CLS attempts to identify areas of the bond market that are undervalued relative to the rest of the market. CLS identifies these areas by grouping bonds into sectors such as money markets, governments, corporate, mortgages, asset-backed and international. Once investment opportunities are identified, CLS will sell securities and shift assets among sectors depending upon changes in relative valuations and credit spreads.

Principal Risks of the Fund:

Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Fund and the Underlying Funds invest.  The Fund is not federally insured or guaranteed by any government agency.  YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

Debt Securities Risk:  When the Fund invests in fixed income securities or in Underlying Funds that own fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Inflation-indexed bonds decline in value when real interest rates rise.  Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.  Issuers of fixed-income securities may default on interest and principal payments.  Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Foreign Securities Risk:  Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation.  Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.  Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

Management Risk:  CLS will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.  If CLS is incorrect in its assessment of the direction of interest rates, the credit worthiness of an issuer, or any other factor that impacts the price of fixed income securities, the Fund’s value may be adversely affected.

Smaller and Medium Issuer Risk:  Investments in securities issued by small and medium capitalization companies (either directly or through ETFs) may be more vulnerable to adverse business or economic developments than investments in larger, more established organizations.

Underlying Funds Risk:  You will indirectly pay fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund.  These risks could include sector risk (increased risk from a focus on one or more sectors of the market), as well as risks associated with fixed income securities, real estate investments, and commodities.

Performance:

Because the Fund has only recently commenced investment operations, no performance information is available.  In the future, performance information will be presented in this section.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser:

CLS Investments, LLC.

Portfolio Managers:

CLS utilizes a team approach for management of the Fund.  Stephen Donahoe, CFA, Portfolio Manager of CLS, is primarily responsible for the day-to-day management of the Fund’s portfolio and has served as portfolio manager of the Fund since it’s inception in 2009.

Purchase and Sale of Fund Shares:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under How Shares Are Priced on page 59 of the Fund’s Prospectus.  Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling 1-866-811-0225 or by visiting the Fund’s website www.advisoronefunds.com.  You also may purchase and redeem shares through a financial intermediary.  The minimum initial investment in the Fund is $2,500.  The minimum subsequent investment is $250.

Tax Information:

Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax-free account.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

SELECT APPRECIATION FUND SUMMARY

Investment Objective:

The investment objective is long-term growth.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class N
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.90%
Acquired Fund Fees and Expenses (Underlying Funds)(1)	0.31%

Total Annual Fund Operating Expenses	2.21%
Fee Waiver(2)	(0.75)%

Total Annual Fund Operating Expenses After Fee Waiver	1.46%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Class N
1	$149
3	$619
5	$1,116
10	$2,486

(1)  This number represents the combined total fees and operating expenses of the Underlying Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from Fund assets.  Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

(2)  The fees shown above take into account CLS’s advisory fee waiver agreement to limit total operating expenses at least through August 31, 2011, so that direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) do not exceed 1.15% of average daily net assets.  Only the Fund’s Board of Trustees may elect to terminate the waiver agreement.

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  From the Fund’s inception, October 1, 2009, through the most recent fiscal period ended April 30, 2010, the Fund’s portfolio turnover rate was 20% of the average value of the portfolio.

Principal Investment Strategies of the Fund:

The Fund invests primarily in exchange traded funds (“ETFs”), other open-end mutual funds, and closed-end funds.  This group of investments is referred to as "Underlying Funds."  The Fund’s investment adviser, CLS Investments, LLC (“CLS”), seeks to achieve the Fund’s investment objective by using the following investment strategies:

•

Investing in (i) Underlying Funds that seek capital growth by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers, or (ii) individual securities that may provide capital growth or appreciation.  The Underlying Funds used by the Fund in its allocations consist primarily of ETFs.  The Underlying Funds are selected based on their security selection methodology, asset class trend, asset class fundamentals, diversification impact, cost and liquidity.  These investments may include smaller and medium capitalization companies.

•

Investing up to 50% of its total assets in Underlying Funds that invest in commodities.

•

Using options and futures to obtain additional exposure to the market when CLS believes that a particular asset class, sector, region or country offers superior opportunities for return relative to the risk.

•

Although the Fund does not seek current income, it may invest up to 40% of its total assets in long, medium, and short-term bonds and other fixed income securities of varying credit quality, or Underlying Funds that invest in these securities, when CLS believes these investments offer potential for capital appreciation.  CLS selects bond funds and bonds based on an analysis of credit qualities, maturities, and coupon or dividend rates, while seeking to take advantage of yield differentials between securities.  CLS may sell an investment if it determines that the asset class, sector, region or country is no longer desirable or if CLS believes that another Underlying Fund or security within the category offers a better opportunity to achieve the Fund’s objective.

CLS actively manages the Fund’s investments by increasing or decreasing the Fund’s investment in particular asset classes, sectors, regions and countries, or in a particular security, based on its assessment of the opportunities for return relative to the risk using fundamental and technical analysis.  Because of the varying levels of risk among equity and bond asset classes, the percent allocated to equities and bonds will vary depending on which asset classes are selected for the portfolio.

Principal Risks of the Fund:

Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Fund and the Underlying Funds invest.  The Fund is not federally insured or guaranteed by any government agency.  YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

Commodity Risk: The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  The value of commodity-linked Underlying Funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Debt Securities Risk:  When the Fund invests in bonds or in Underlying Funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.  Issuers of fixed-income securities may default on interest and principal payments.  Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Foreign Securities Risk:  Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation.  Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.  Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

Leverage Risk:  The Fund’s use of options and futures is a form of leverage.  Leveraging may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets.  CLS may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected. The Fund’s use of leverage may amplify this risk.

Market Risk:  Investments in securities, and derivatives such as options and futures, in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer.

Smaller and Medium Issuer Risk:  Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable to adverse business or economic developments than investments in larger, more established organizations.

Underlying Funds Risk:  You will indirectly pay fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund.  These risks could include sector risk (increased risk from a focus on one or more sectors of the market), as well as risks associated with fixed income securities, real estate investments, and commodities.

Performance:

Because the Fund has only recently commenced investment operations, no performance information is available.  In the future, performance information will be presented in this section.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser:

CLS Investments, LLC

Portfolio Managers:

CLS utilizes a team approach for management of the Fund.  Dennis Guenther, CFA, Senior Portfolio Manager of CLS, is primarily responsible for the day-to-day management of the Fund’s portfolio and has served as portfolio manager of the Fund since it’s inception in 2009.

Purchase and Sale of Fund Shares:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under How Shares Are Priced on page 59 of the Fund’s Prospectus.  Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling 1-866-811-0225 or by visiting the Fund’s website www.advisoronefunds.com.  You also may purchase and redeem shares through a financial intermediary.  The minimum initial investment in the Fund is $2,500.  The minimum subsequent investment is $250.

Tax Information:

Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax-free account.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

SHELTER FUND SUMMARY

Investment Objective:

The Fund’s primary investment objective is limiting the impact of large equity market declines.  The Fund’s secondary investment objective is growth of capital.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class N
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses[1]	3.05%
Acquired Fund Fees and Expenses (Underlying Funds)[2]	0.25%

Total Annual Fund Operating Expenses	4.30%
Fee Waiver[3]	(2.90)%

Total Annual Fund Operating Expenses After Fee Waiver	1.40%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Class N
1	$143
3	$1,040
5	$1,950
10	$4,280

(1)  Estimated.

(2)  This number represents the combined total fees and operating expenses of the Underlying Funds owned by the Fund.  Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

(3)  The fees shown above take into account CLS’s  advisory fee waiver agreement to limit total operating expenses at least through August 31, 2011, so that direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) do not exceed 1.15% of average daily net assets.  Only the Fund’s Board of Trustees may elect to terminate the waiver agreement.

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. From the Fund’s inception, December 30, 2009, through the most recent fiscal period ended April 30, 2010, the Fund’s portfolio turnover rate was 0% of the average value of the portfolio.

Principal Investment Strategies of the Fund:

The Fund invests primarily in U.S. government zero coupon bonds, exchange traded funds (“ETFs”), open-end mutual funds and closed-end funds that each invest primarily in equity securities (common stock and securities convertible into common stock).  This group of ETFs and funds is referred to as "Underlying Funds."  Equity securities, whether purchased directly or indirectly through Underlying Funds, are not restricted by issuer capitalization or country.  The Fund’s investment adviser, CLS Investments, LLC (“CLS”), seeks to achieve the Fund’s investment objectives by using a variety of strategies.  CLS will seek to "shelter" the Fund’s portfolio from large equity market declines by investing a portion of the Fund’s assets for protection in U.S. Government zero coupon bonds.  CLS will use the following principal investment strategies:

•

Using a dynamic allocation model to determine what portion of the Fund’s portfolio should be invested for growth of capital and what portion of the Fund’s portfolio should be sheltered by investing for protection.

•

Investing the protection portion of the Fund’s portfolio in U.S. Government zero coupon bonds in order to reduce the impact of large equity market declines.

•

Investing the growth of capital portion of the Fund’s portfolio in (i) Underlying Funds that seek capital growth or appreciation by investing primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers, or (ii) individual securities that may provide capital appreciation.  The Underlying Funds are selected based on the security selection methodology used by the Underlying Fund’s adviser, as well as CLS’s assessment of asset class trends, asset class fundamentals, diversification impact, and the cost and liquidity of the Underlying Fund.  These investments may include smaller and medium capitalization companies.

Allocation of Fund assets between growth of capital and the protection portion is influenced by:

•

The current market prices of the Fund’s investments – as prices decline, the more likely the Fund will invest assets in the protection portfolio.

•

The current level of market volatility – the more volatile the markets, the more likely the Fund will invest assets in the protection portfolio.

•

The current level of interest rates – the lower the interest rates, the more likely the Fund will invest assets in the protection portfolio.

CLS, using its dynamic allocation model process, will allocate some or all of the Fund’s assets back from the protection portfolio to the growth of capital portfolio in three different circumstances.  First, CLS has discretion to move a portion of the portfolio back in the equity market based on fundamental and technical factors.  Fundamental factors include an analysis of price/earnings ratio, expected earnings growth and other measures tied to economic influences.  Technical factors include an analysis of historical security price movements such as trend analysis, relative strength, volatility and other measures derived from past prices.  Second, each quarter between 2% and 5% of the Fund’s portfolio will automatically be reinvested into the equity market.  Third, changes in the equity market level, volatility, and interest rates will cause additional assets to be reinvested in the growth of capital portfolio.  CLS projects that the maximum risk level (as measured by return volatility) will be similar to a portfolio invested in a globally diversified equity portfolio composed of 60% large-cap U.S. stocks, 20% small- to mid-cap U.S. stocks and 20% international stocks.

CLS actively manages the growth of capital portion of the Fund’s portfolio by increasing or decreasing the Fund’s investment in particular equity asset classes, sectors, regions and countries, or in a particular security, based on its assessment of the opportunities for return relative to the risk using fundamental and technical analysis.  When selecting Underlying Funds for investment, CLS considers the Underlying Fund’s investment goals and strategies, the investment adviser and portfolio manager, and past performance (absolute, relative and risk-adjusted).  When CLS selects individual equity securities, it considers both growth prospects and anticipated dividend income.  CLS may sell an investment in the growth of capital portion of the Fund’s portfolio if it determines that the asset class, sector, region or country is no longer desirable or if CLS believes that another Underlying Fund or security within the category offers a better opportunity to achieve the Fund’s objective.

Principal Investment Risks of the Fund:

Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Fund invests.  The Fund is not federally insured or guaranteed by any government agency.  YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

•

Foreign Securities Risk:  Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation.  Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.  Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. The risk level of the Fund will vary significantly with moves between the growth of capital and protection portfolios. CLS may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.  The risk level of the Fund will vary significantly with moves between the growth and protection portfolios.

•

Market Risk:  Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time.  The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets.  The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer.

•

Smaller and Medium Issuer Risk:  Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

•

U.S. Government Zero Coupon Risk:  When the Fund invests in U.S. government zero coupon bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.  Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.

•

Underlying Funds Risk:  You will indirectly pay fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund.  These risks could include sector risk (increased risk from a focus on one or more sector of the market), as well as risks associated with fixed income securities, real estate investments, and commodities.

Performance:

Because the Fund has only recently commenced investment operations, no performance information is available. In the future, performance information will be presented in this section.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser:

CLS Investments, LLC

Portfolio Manager:

CLS utilizes a team approach for management of the Fund. Scott Kubie, CFA, Chief Strategist of CLS, is primarily responsible for the day-to-day management of the Fund’s portfolio and has served as portfolio manager of the Fund since it’s inception in 2009.

Purchase and Sale of Fund Shares:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under How Shares Are Priced on page 59 of the Fund’s Prospectus.  Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling 1-866-811-0225 or by visiting the Fund’s website www.advisoronefunds.com.  You also may purchase and redeem shares through a financial intermediary.  The minimum initial investment in the Fund is $2,500.  The minimum subsequent investment is $250.

Tax Information:

Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax-free account.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

FUND	INVESTMENT OBJECTIVE
Amerigo Fund	long-term growth of capital without regard to current income
Clermont Fund	a combination of current income and growth of capital
Select Allocation Fund	total return, consisting of capital growth and income
Descartes Fund	long-term growth of capital without regard to current income.
Liahona Fund	growth of capital and current income
Reservoir Fund	current income
Enhanced Income Fund	total return, consisting of capital growth and income
Flexible Income Fund	total return, consisting of income and capital growth, consistent with preservation of capital
Select Appreciation Fund	long-term growth
Shelter Fund	limiting the impact of large equity market declines. The Fund’s secondary investment objective is growth of capital.

Each Fund may change its investment objective upon 60 days’ written notice to shareholders.

Investment Strategies - the CLS Funds of Funds

Fund Structure and Common Investment Strategies

Each of the Funds, with the exception of the Flexible Income Fund and the Reservoir Fund, is a “CLS Fund of Funds.”  In other words, these Funds pursue their investment objective by investing primarily in ETFs, open-end mutual funds, and closed-end funds that are not affiliated with the AdvisorOne Funds or CLS.  An ETF is a registered investment company that seeks to track the performance of a particular market index.  These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.  An ETF is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price.  The trading price of an ETF fluctuates in accordance with changes in market supply and demand.  Each Fund allocates its assets among a group of ETFs in different percentages. In addition to the Underlying Funds, each Fund may invest directly in individual securities.  Under ordinary circumstances, the equity positions of each CLS Fund of Funds will consist almost entirely of ETFs, while the portion of each Fund’s portfolio allocated to fixed income typically will consist of ETFs, individual fixed income securities, or money market (cash). The portion of the Shelter Fund’s portfolio allocated to fixed income typically will consist almost entirely of U.S. government zero coupon bonds.

Selection of Underlying Funds

Each CLS Fund of Funds invests in Underlying Funds that invest in common stock or securities convertible into or exchangeable for common stock such as convertible preferred stock, convertible debentures, warrants, options and fixed income securities such as bonds.  CLS selects specific Underlying Funds for investment, in part, on their investment goals and strategies, their investment adviser and portfolio manager, and on the analysis of their past performance (absolute, relative and risk-adjusted).  CLS also considers other factors in the selection of Underlying Funds, such as fund size, liquidity, expense ratio, quality of shareholder service, reputation and tenure of portfolio manager, general composition of its investment portfolio and current and expected portfolio holdings. Many funds in which a Fund invests may not share the same investment goal and investment limitations as the Fund.  Normally, a Fund will invest its assets in Underlying Funds from several different fund families, managed by a variety of investment advisers, and having a variety of different investment goals and strategies.  However, a Fund may invest up to 100% of its total assets in one Underlying Fund.  Also, because the Funds may invest heavily in ETFs and because the number of investment advisers offering a wide range of ETFs is limited, a Fund may have a large percentage of its Underlying Fund assets managed by one investment adviser.

The CLS Funds of Funds may each purchase “no-load” mutual funds, which are sold and purchased without a sales charge.  Each Fund may also purchase “load” mutual funds, but only if the load, or sales commission, is waived for purchases or sales made by the Fund.  In addition, when CLS believes it is appropriate, a Fund may purchase mutual funds that charge a redemption fee of up to 2% for short-term sales, but not mutual funds that charge a sales load upon redemption. The Funds, CLS, and the Funds’ distributor do not receive Rule 12b-1 distribution fees generated from the purchase of Underlying Funds; however, they may receive shareholder servicing fees for the performance of certain administrative tasks. Although the Funds may invest in shares of the same Underlying Fund, the percentage of each Fund’s assets so invested may vary, and CLS will determine that such investments are consistent with the investment objectives and policies of each Fund.

Allocation of Fund Assets Among Market Segments

CLS allocates each CLS Fund of Fund’s assets primarily among various style and capitalization combinations (such as aggressive growth, growth, growth and income, small capitalization, etc.) of open-end and closed-end investment companies, specialty and industry sector funds (including utility funds), international and global stock funds (including developed and emerging markets, regional funds and country specific funds), international and global bond funds, U.S. Government securities, corporate bonds, high yield bond funds, money market funds and exchange traded funds.  The Funds may also invest in individual securities and derivatives.

Using fundamental and technical analysis, CLS assesses the relative risk and reward potential of these segments of the financial markets, with the objective of providing the best opportunity for achieving the Fund’s investment objective.  Each Fund’s portfolio is expected to vary considerably among the various market segments as changes in economic and market trends occur. CLS underweights market segments that it believes to have below average risk/reward potential and overweights market segments that it believes to have above average risk / reward potential.

The asset allocation process is not limited to determining the degree to which a Fund’s assets should be invested in a given market segment.  CLS continually explores opportunities in various subclasses of assets, which may include:

•

geoeconomic considerations (for example, “foreign” versus “domestic”)

•

maturities of fixed income securities (for example, “short-term” versus “long-term”)

•

market capitalization (for example, “large capitalization” versus “small capitalization”)

•

sector rotation (for example, “high tech” versus “industrial”)

Stock Segment.  Each CLS Fund of Funds may invest in one or more stock funds owning domestic and foreign equity securities, including common stocks and warrants.  Each Fund may also invest in individual stocks. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

The stock segment includes domestic and foreign equity securities of all types. CLS seeks a high total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that CLS believes to have superior investment potential. When CLS selects stock funds, it considers both growth and anticipated dividend income. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depository receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

Bond Segment.  Each CLS Fund of Funds may invest in one or more bond funds owning domestic and foreign debt securities or in individual securities issued by either domestic or foreign parties. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The bond segment includes all varieties of domestic and foreign fixed-income securities. CLS will seek to manage total return, income, and risk within the bond segment by adjusting the Fund’s investments in bond funds that hold securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign currency. A Fund may also invest in individual bonds and bond funds that respectively are or hold lower quality, high-yielding debt securities (commonly referred to as “junk bonds”). In general, bond prices rise when interest rates fall, and fall when interest rates rise. Bonds and other debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Investment Strategies – All Funds

Temporary Defensive Strategies

CLS or the investment advisers of the Underlying Funds in which the Funds invest, may invest in defensive positions when they believe it is appropriate to do so. When this happens, the Funds, or the Underlying Funds in which the Funds invest, may increase temporarily their investment in government securities and other short-term securities such as money market funds, or hold cash, without regard to the Fund’s, or the Underlying Funds’, investment restrictions, policies or normal investment emphasis.    During such a period, a Fund, or the Underlying Funds in which the Fund invests, could be unable to achieve their investment objectives. In addition, this defensive investment strategy may cause frequent trading and high portfolio turnover ratios when calculated in accordance with the U.S Securities and Exchange Commission rules. High transaction costs could result from more frequent trading. Such trading may also result in realization of net short-term capital gains upon which you may be taxed at ordinary tax rates when distributed from a Fund.  Each Fund may also use combinations of options and futures to achieve a more aggressive or defensive position.  There can be no assurance that such risk management strategies will be implemented, or that if they are utilized that they will be successful in reducing losses to a Fund.  This discussion of a temporary defensive strategy does not apply to the Reservoir Fund because it invests in these types of securities as part of its principal investment strategy.

Fixed Income Securities

Each Fund may invest directly or indirectly in various types of fixed income securities, which may include the following:

Asset-Backed Securities:  The Fund may invest in asset-backed securities.  These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer.

Certificates of Deposit or CDs:  Time deposits, a financial product commonly offered by banks, thrift institutions, and credit unions.  CDs are similar to savings accounts in that they are insured by the FDIC for banks or by the NCUA for credit unions. They are different from savings accounts in that the CD has a specific, fixed term (often three months, six months, or one to five years). It is intended that the CD be held until maturity, at which time the money may be withdrawn together with the accrued interest.  In exchange for keeping the money on deposit for the agreed-on term, institutions usually grant higher interest rates than they do on accounts from which money may be withdrawn on demand, although this may not be the case in an inverted yield curve situation. Fixed rates are common, but some institutions offer CDs with various forms of variable rates. Some CDs are indexed to the stock market, bond market, or other indices.

Eurodollar Instruments:  Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") and Eurodollar Time Deposits ("ETDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Inflation Protected Bonds: Bonds that have a final value and interest payment stream linked to the inflation rate.  The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor- Bureau of Labor Statistics.  By offering interest and principal payments linked to inflation, these securities attempt to protect the future purchasing power of the money invested in them.

Investment-Grade Corporate Bonds:  Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.  These securities are backed by the credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

Lower-Rated (Junk) Bonds:  Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower).  These securities are backed by the credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

Mortgage-Backed Securities:  Securities backed by residential or commercial mortgages, including pass-through and collateralized mortgage obligations.  Mortgage securities may be issued by the U.S. government or by private entities.  For example, the Fund may invest in pools of mortgage loans, which are supported by (i) the full faith and credit of the U.S. Treasury through instrumentalities such as General National Mortgage Association (GNMA), (ii) the right of the issuer to borrow money from the U.S. Treasury such as the Federal National Mortgage Association (FNMA), (iii) only by the credit of the instrumentality issuing the obligation such as the Federal Home Loan Mortgage Corporation (FHLMC).

U.S. Government Securities:  High-quality debt securities that are direct obligations of the U.S. government, such as Treasury bills, notes and bonds. These securities are backed by the full faith and credit of the United States as to the timely repayment of principal and interest.

U.S. Government Agency Securities:  High-quality debt securities issued by U.S. government sponsored-entities and federally related institutions, such as the Federal National Mortgage Association and the Federal Farm Credit Bank. These securities are not direct obligations of the U.S. government and are supported only by the credit of the entity that issues them.

U.S. Government Related Securities:  Government-related securities and certificates issued by financial institutions or broker-dealers representing so-called “stripped” U.S. government securities (i.e., interest and principal components are offered separately), securities issued by or on behalf of any state of the United States, a political subdivision agency or instrumentality of such state, or certain other qualifying issuers (such as municipalities and issuers located in Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which is exempt from federal income tax.

Zero Coupon Securities:  Debt securities that make no periodic interest payments but are sold at a deep discount from their face value. The bondholder does not receive interest payments, only the full face value at redemption on the specified maturity date. The owner of a zero-coupon bond owes income taxes on the interest that has accrued each year, even though the bondholder does not receive payment until maturity. Often these are stripped securities, which are offered as separate income or principal components of a debt instrument.

Investment Strategies - Shelter Fund

The Shelter Fund invests primarily in U.S. government zero coupon bonds, ETFs, open-end mutual funds and closed-end funds that each invest primarily in equity securities (common stock and securities convertible into common stock).  This group of ETFs and funds is referred to as "Underlying Funds."  Equity securities, whether purchased directly or indirectly through Underlying Funds, are not restricted by issuer capitalization or country.  The Shelter Fund’s investment adviser, CLS Investments, LLC (“CLS”), seeks to achieve the Fund’s investment objectives by using a variety of strategies.  CLS will seek to "shelter" the Fund’s portfolio from large equity market declines by investing a portion of the Fund’s assets for protection in U.S. Government zero coupon bonds.  CLS will use the following principal investment strategies:

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Using a dynamic allocation model to determine what portion of the Fund’s portfolio should be invested for growth of capital and what portion of the Fund’s portfolio should be sheltered by investing for protection.

•

Investing the protection portion of the Fund’s portfolio in U.S. Government zero coupon bonds in order to reduce the impact of large equity market declines.

•

Investing the growth of capital portion of the Fund’s portfolio in (i) Underlying Funds that seek capital growth or appreciation by investing primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers, or (ii) individual securities that may provide capital appreciation.  The Underlying Funds are selected based on the security selection methodology used by the Underlying Fund’s adviser, as well as CLS’s assessment of asset class trends, asset class fundamentals, diversification impact, and the cost and liquidity of the Underlying Fund.  These investments may include smaller and medium capitalization companies.  CLS actively manages the growth of capital portion of the Fund’s portfolio by increasing or decreasing the Fund’s investment in particular equity asset classes, sectors, regions and countries, or in a particular security, based on its assessment of the opportunities for return relative to the risk using fundamental and technical analysis.  When selecting Underlying Funds for investment, CLS considers the Underlying Fund’s investment goals and strategies, the investment adviser and portfolio manager, and past performance (absolute, relative and risk-adjusted).  When CLS selects individual equity securities, it considers both growth prospects and anticipated dividend income.  CLS may sell an investment in the growth of capital portion of the Fund’s portfolio if it determines that the asset class, sector, region or country is no longer desirable or if CLS believes that another Underlying Fund or security within the category offers a better opportunity to achieve the Fund’s objective.

Allocation of Fund assets between growth of capital and the protection portion is influenced by:

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The current market prices of the Fund’s investments – as prices decline, the more likely the Fund will invest assets in the protection portfolio.

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The current level of market volatility – the more volatile the markets, the more likely the Fund will invest assets in the protection portfolio.

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The current level of interest rates – the lower the interest rates, the more likely the Fund will invest assets in the protection portfolio.

Investment Risks - The CLS Funds of Funds

Smaller and Medium Issuer Risk:  Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small and medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization and medium-capitalization companies often have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group.  These securities may trade over-the-counter or on an exchange and may or may not pay dividends.

Underlying Funds Risks:  Because the CLS Funds of Funds invest primarily in Underlying Funds, the value of your investment will fluctuate in response to the performance of the Underlying Funds. In addition, investing through the Funds in an underlying portfolio of funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the Underlying Funds. By investing indirectly in Underlying Funds through a Fund, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the Underlying Funds, including short term redemption charges. In addition, to the extent these Underlying Funds trade their portfolios actively; they will incur higher brokerage commissions as well as increased realization of taxable gains.

Investment Management Risk:  When a Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund. An Underlying Fund may buy the same securities that another Underlying Fund sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.  In addition, certain of the Underlying Funds may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style.

Underlying Fund Strategies Risk:  When a Fund invests in Underlying Funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other funds. Furthermore, the strategy of investing in Underlying Funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.  In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Funds from allocating its investments in the manner CLS considers optimal. The Fund intends to purchase Underlying Funds that are either no-load or waive the sales load for purchases made by the Fund.  The Funds will not purchase Underlying Funds that charge a sales load upon redemption, but the Funds may purchase Underlying Funds that have an early redemption fee of up to 2%.  In the event that an Underlying Fund charges a redemption fee, then you will indirectly bear the expense by investing in the Fund.

Investment Risks – Reservoir Fund

Derivatives Risk:  As part of its principal strategy, the Reservoir Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective.  The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. When financial derivatives are used, such as financial futures and credit default swaps, an investment in the Fund may be more volatile than investments in other mutual funds.  Although the intention is to use such derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that derivative strategies will not be used or that improper implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

Non-U.S. Government Debt Risk:  The Reservoir Fund may invest in debt obligations of non-U.S. governments.  An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations.  The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend Funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Prepayment Risk: Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer before its scheduled due date. If that happens, the Fund may have to reinvest the prepayments in a less attractive security and this could reduce the Fund’s share price and its income distributions.  Variations in the principal prepayment speed may be caused by a number of economic and market factors and could directly affect the amount of the interest received on and the yield of these securities.  Certain types of pass-through securities, such as asset-backed securities and mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain asset- and mortgage-backed securities include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from voluntary prepayment, refinancing, or, in the case of mortgage-backed securities foreclosure of the underlying mortgage loans. For example, when interest rates fall, principal will generally be paid off faster, since many homeowners will refinance their mortgages.

Investment Risks – Enhanced Income Fund

Covered Call Option Risk:  When the Fund sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the security beyond the exercise price (plus the premium received). In a rapidly rising market, the Fund could significantly underperform the market. The gain on the underlying stock will be equal to the difference between the exercise price and the original purchase price of the underlying security, plus the premium received. The gain may be less than if the Fund had not sold an option on the underlying security. If a call expires unexercised, the Fund realizes a gain in the amount of the premium received, although there may have been a decline (unrealized loss) in the market value of the underlying securities during the option period which may exceed such gain. If the underlying securities should decline by more than the option premium the Fund received, there will be a loss on the overall position.  The Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains for federal income tax purposes.  The Fund is not designed for investors seeking a tax efficient investment.

Inverse Risk:  The Fund engages in hedging activities by investing in inverse ETFs.  These investments are significantly different from the investment activities commonly associated with conservative stock funds.  Positions in inverse securities are speculative and can be more risky than "long" positions (purchases).  Under certain circumstances, the adviser may invest in Underlying Funds, including ETFs, known as “inverse funds,” which are designed to produce results opposite to market trends.  Inverse funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark.  Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if a fund’s current benchmark is 100% of the inverse of the Russell 2000 Index and the fund meets its objective, the value of the fund will tend to increase on a daily basis when the value of the underlying index decreases (if the Russell 2000 Index goes down 5% then the fund’s value should go up 5%).  Conversely, when the value of the underlying index increases, the value of the fund’s shares tend to decrease on a daily basis (if the Russell 2000 Index goes up 5% then the fund’s value should go down 5%). Additionally, inverse ETF’s may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  For example, if an inverse ETF’s current benchmark is 200% of the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 10%).  You should be aware that any strategy that includes inverse securities could suffer significant losses.

Investment Risks – Select Appreciation Fund

Leveraging Risk: Certain transactions may give rise to a form of leverage. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging may cause a Fund to be more volatile than if the Fund had not been leveraged.  This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities

Investment Risks – Shelter Fund

U.S. Government Zero Coupon Risk:  When the Fund invests in U.S. government zero coupon bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.  Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.  Additionally, taxable investors may face a tax payment timing burden, which is different from and in addition to the tax burden associated with bonds that pay periodic interest.  A zero coupon bondholder does not receive interest payments, only the full face value at redemption on the specified maturity date.  However, the owner of a zero-coupon bond owes income taxes on the interest that has accrued each year, even though the bondholder does not receive payment until maturity.

Investment Risks – All Funds

Debt Securities Risks

Inflation Protected Bond Risk:  Inflation protected bonds provide a protected return only if held to maturity.  In addition, inflation protected bonds may not trade at par value.  Real interest rates (the market rate of interest adjusted for inflation) change over time as a result of many factors, such as expected domestic economic output.  When real interest rates do change, inflation protected bond prices may be more sensitive to these changes than conventional bonds.  If market expectations for real interest rates rise, the price of inflation protected bonds may fall.  In addition, inflation protected bonds may not be widely traded.  This lesser liquidity may result in the Fund experiencing higher transaction costs when purchasing and selling these securities.

Interest Rate Risk:  When a Fund invests in bonds or in Underlying Funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Credit Risk:  Issuers of fixed-income securities may default on interest and principal payments due to a Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation.  Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) (sometimes referred to as “junk bonds”) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.  These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price.

Prepayment Risk: Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer before its scheduled due date.  If that happens, the Fund may have to reinvest the prepayments in a less attractive security and this could reduce the Fund’s share price and its income distributions.  Variations in the principal prepayment speed may be caused by a number of economic and market factors and could directly affect the amount of the interest received on and the yield of these securities.  Certain types of pass-through securities, such as asset-backed securities and mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain asset- and mortgage-backed securities include both interest and a partial payment of principal.  Besides the scheduled repayment of principal, payments of principal may result from voluntary prepayment, refinancing, or, in the case of mortgage-backed securities foreclosure of the underlying mortgage loans. For example, when interest rates fall, principal will generally be paid off faster, since many homeowners will refinance their mortgages.

Foreign Securities Risk

Foreign Issuer Risk:  Each Fund may invest directly or indirectly in foreign companies.  Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. issuers.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on the U.S. markets.  Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations.  Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.  Some foreign governments levy withholding taxes against dividend and interest income.  Although in some countries portions or these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Foreign Currency Risk:  To the extent a Fund invests in Underlying Funds that hold securities denominated in foreign currencies, or invests directly in securities denominated in foreign currencies, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.  These currency movements may negatively impact the value of the Fund even when there is no change in the value of the security in the issuer’s home country.

Emerging Markets Risk:  In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Market Risk:  Investments in securities and derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Each Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets.  The value of a security may decline due to general economic, political and market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates.  The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.  Fluctuations in the value of securities and financial instruments in which a Fund invests, either directly or through derivatives, will cause the net asset value of the fund to fluctuate.  Historically, the markets have moved in cycles, and the value of a Fund’s securities and derivatives may fluctuate drastically from day to day.

Mortgage-Related and Other Asset-Backed Risk:  Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.  In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk.  When interest rates decline, borrowers may pay off their mortgages sooner than expected.  This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.  A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Portfolio Holdings Disclosure

A description of the AdvisorOne Fund’s policies regarding the release of portfolio holdings information is available on page 25 of the Fund’s Statement of Additional Information.  The Fund may, from time to time, make available quarter end (and in some instances month-end) portfolio holdings information on its website at www.advisoronefunds.com.  The portfolio holdings are generally posted to the website within 15 days following the end of each quarter (or month as applicable) and remain available until more recent portfolio holdings is posted.  Shareholders may request portfolio holdings schedules at no charge by calling 1-866-811-0225.

MANAGEMENT OF THE FUNDS

Investment Adviser

CLS Investments, LLC, a Nebraska limited liability company, serves as investment adviser to each AdvisorOne Fund. CLS (including its predecessor corporation) has been an investment adviser to individuals, employee benefit plans, trusts, investment companies, and corporations since 1989. CLS has managed each Fund since its inception. As of June 30, 2010 CLS managed approximately $5 billion in client assets, in addition to Fund assets.  In many cases CLS client assets are invested in the Funds. CLS maintains its principal offices at 4020 South 147th Street, Omaha, Nebraska 68137. CLS is an affiliate of Gemini Fund Services, LLC and Northern Lights Distributors, LLC.

Under the terms of its investment advisory agreement, CLS is responsible for formulating each Fund’s investment program and for making day-to-day investment decisions and engaging in portfolio transactions. CLS also furnishes officers, provides office space, services and equipment and supervises all matters relating to the Funds’ operations.

The Funds paid CLS a fee (net of any fee waiver) for the fiscal year ended April 30, 2010 at the annualized rate (expressed as a percentage of average daily net assets) of 0.99% for the Amerigo Fund, 0.92% for the Clermont Fund, 0.87% for the Select Allocation Fund, 0.88% for the Descartes Fund, and 0.85% for the Liahona Fund. CLS is entitled to receive a fee (before any fee waiver) at an annual rate (as a percentage of average daily net assets) ) of 0.50 % for the Reservoir Fund, 0.90% for the Enhanced Income Fund, 0.65% for the Flexible Income Fund, 1.00% for the Select Appreciation Fund and 1.00% for the Shelter Fund.

CLS has agreed to defer its advisory fee to limit total operating expenses at least through August 31, 2011, so that direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses): for Class N Shares do not exceed 0.60% of the average daily net assets of Reservoir Fund, 1.05% of average daily net assets of the Enhanced Income Fund, 0.80% of average daily net assets of  the Flexible Income Fund, and 1.15% of average daily net assets of the Amerigo Fund, Clermont Fund, Select Allocation Fund, Descartes Fund, Liahona Fund, Select Appreciation Fund and Shelter Fund; for 2.15% of the average daily net assets of the Amerigo Class C shares, and 0.80% of average daily net assets of the Reservoir Fund Investor Class shares.   Any deferral may be recouped by CLS from the applicable Fund, to the extent that overall expenses fall below specified limits, within three years of when the amounts were deferred

Sub-Adviser for Reservoir Fund

CLS has entered into a sub-advisory agreement with Horizon Investments, LLC on behalf of the Reservoir Fund, whereby CLS pays the sub-adviser monthly, based on a negotiated annual fee, equal to a percentage of the Fund’s average daily net assets.  Horizon is responsible for implementing the Fund’s investment program and making the Fund’s day-to-day investment decisions.

Horizon Investments, LLC, located at 7401 Carmel Executive Park, Ste 106, Charlotte, NC 28226, is a South Carolina limited liability company that was formed in 1995 by John Johnson and reorganized in 1999 by John Johnson and Robert Cannon.  Horizon is an investment adviser to individuals, investment companies, pension and profit sharing plans, charitable organizations and corporations.  Horizon Investments, LLC has managed the Fund since its inception on May 1, 2009. As of June 30, 2010, Horizon Investments, LLC managed approximately $2 billion in client assets, in addition to Fund assets.

Sub-Adviser for Enhanced Income Fund

CLS has entered into a sub-advisory agreement with Capital Wealth Planning, LLC on behalf of the Enhanced Income Fund, whereby CLS pays the sub-adviser monthly, based on a negotiated annual fee, equal to a percentage of the Fund’s average daily net assets.  Capital Wealth Planning, LLC is responsible for implementing the Fund’s investment program and managing the option writing program for the Fund since the Fund’s inception in 2009.

Capital Wealth Planning, LLC, located at 275 Indies Way, Suite 1703, Naples, Florida  34110, is a privately-held Florida limited liability company and independent investment advisory firm. Capital Wealth Planning, LLC provides investment advisory services, defined as giving continuous advice to individuals (including high net worth individuals), pension and profit sharing plans, trusts, estates or charitable organizations, corporations or other business entities.  The firm was formed in 2005 and focuses on active management of covered calls.  Capital Wealth Planning, LLC has served as sub-adviser to the Fund as a covered call overlay specialist since its inception. As of June 30, 2010, Capital Wealth Planning, LLC managed approximately $70 million in client assets, in addition to Fund assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory contracts of the Funds is available in the Funds’ most recent Annual Report to Shareholders for the fiscal year ended April 30, 2010.

Investment Adviser Portfolio Managers

CLS utilizes a team approach for management of the Funds, and from the team each Fund is assigned a portfolio manager that is primarily responsible for the day-to-day management of the Fund’s portfolio.  The Funds’ Portfolio Management Team includes: Robert Jergovic CFA, Scott Kubie CFA, Dennis Guenther CFA, Jennifer J. Schenkelberg, CFA and Stephen A. Donahoe, CFA.   Mr. Jergovic, Chief Investment Officer of CLS, is primarily responsible for research and analysis of the financial markets and serves as portfolio manager for the Amerigo and Clermont Funds.  Mr. Guenther, Senior Portfolio Manager of CLS, provides macro level analysis to the team, identifying sectors and asset class themes, and serves as portfolio manager for the Select Allocation Fund and for the Select Appreciation Fund.  Mr. Kubie, Chief Strategist of CLS, is responsible for the implementation of the risk budgeting methodology and also serves as portfolio manager for the Descartes, Liahona and Shelter Funds.  Ms. Schenkelberg, Senior Portfolio Manager of CLS, provides research and analysis to the team, particularly with respect to individual equity securities and options and serves as portfolio manager for the Enhanced Income Fund.  Mr. Donahoe, Senior Portfolio Manager of CLS, provides research and analysis to the team, particularly with respect to fixed income securities and serves as portfolio manager for the Flexible Income Fund.

Mr. Jergovic has been a portfolio manager of CLS since March of 2002.  Mr. Jergovic currently serves as Chief Investment Officer of CLS and has worked for CLS since 2000.  Prior to joining CLS, Mr. Jergovic served as a Registered Representative for PFG Distribution Company (1998-1999) and Vice President of Investment Management and Assistant Treasurer for Guarantee Life Insurance Company (1994-2000).

Mr. Kubie has been a portfolio manager of CLS since March of 2001.  Mr. Kubie currently serves as Executive Vice President and Chief Strategist of CLS and has worked for CLS since 2001.  Prior to joining CLS, Mr. Kubie worked as a consultant for an Equity Manager and Internet Investment Software Firm (1999-2001).

Mr. Guenther has been a portfolio manager of CLS since May of 2004.  Mr. Guenther currently serves as Senior Portfolio Manager of CLS and has worked for CLS since 2002.  Prior to serving as portfolio manager for CLS, Mr. Guenther worked as a financial analyst for CLS (2002-2004).

Ms. Schenkelberg has been a portfolio manager of CLS since December of 2004.  Ms. Schenkelberg current serves as Senior Portfolio Manager of CLS and has worked for CLS since 2004.  Prior to joining CLS, Ms. Schenkelberg served as a Senior Financial Analyst for First National Bank of Omaha Wealth Management Group (1998-2004) and Management Trainee for First National Bank of Omaha (1997-1998).

Mr. Donahoe has been a portfolio manager of CLS since March of 2008.  Mr. Donahoe currently serves as Senior Portfolio Manager of CLS and has worked for CLS since 2008.  Prior to joining CLS, Mr. Donahoe served as a portfolio manager for Wells Fargo Bank Private Asset Management (2001-2008).

Sub-Adviser Portfolio Managers for the Reservoir Fund

The Reservoir Fund is managed by a team of three members of Horizon Investments, LLC consisting of Jeffrey Roach, Robbie Cannon and Scott Ladner.  There are no primary portfolio managers.  The team leader is a rotating position currently held by Jeffrey Roach.

Mr. Roach is Chairman of the Investment Committee and the Chief Economist of Horizon Investments, LLC.  Mr. Roach joined Horizon in September 2006 and is responsible for all economic and market analysis.  Prior to joining Horizon, he was Senior Economist at Bank of America, N.A., from January 2004 to September 2006.

Mr. Cannon is a member of Horizon’s Investment Committee and the President and CEO of Horizon Investments, LLC.  Mr. Cannon joined Horizon in 1999 as the managing member and became the President and CEO following a restructure in 2001.  Mr. Cannon is responsible for the overall management of Horizon and is chiefly responsible for its growth.  Prior to joining Horizon Investments, LLC, he worked with PPC Inc., which he joined as an equity analyst in 1994.

Mr. Ladner is a member of Horizon’s Investment Committee and an associate of Horizon Investments, LLC.  Mr. Ladner joined the firm in 2008 and is responsible for absolute return strategies.  He also acts as a principal and the head of trading for Charlotte Global Advisors, LLC, an unregistered private investment manager, since 2006, and as principal and head of trading for Principal Guard, LLC, a limited liability company created to provide hedging strategies to portfolio managers, since September 2006.  Prior to joining Horizon, Mr. Ladner served as Senior Index Option Trader at PEΔK6 Investments, LP.  Prior to that, from 1998 to 2005, Mr. Ladner was a member of First Union’s (later Wachovia Securities, Inc.) Equity Derivative Group.

Sub-Adviser Portfolio Manager for the Enhanced Income Fund

Kevin G. Simpson, President and Chief Compliance Officer of Capital Wealth Planning, LLC manages the option writing program for the Fund.  Mr. Simpson has been President and Chief Compliance Officer of Capital Wealth Planning, LLC since June 2005.  He also has been an Account Executive with Calton & Associates, Inc., since June 2008.  Prior to that Mr. Simpson was an Investment Adviser Representative, for QFA, Inc. from November 2007 to June 2009 and a Registered Representative for Kovac Securities, Inc. from April 2005 to June 2008.  From 2002 to April 2005, Mr. Simpson was a Senior Vice President with Bainbridge Securities.

The Funds’ Statement of Additional Information provides additional information about each portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

HOW SHARES ARE PRICED

Each Fund’s net asset value (“NAV”) is calculated on each day that the New York Stock Exchange is open. The New York Stock Exchange is closed on weekends and most national holidays. The NAV is the value of a single share of a Fund. The NAV is calculated for each Fund at the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time (“Valuation Time”). A Fund’s NAV is determined by subtracting the total of the Fund’s liabilities from its total assets and dividing the remainder by the number of shares outstanding. The value of a Fund’s total assets is generally based on the market value of the securities that the Fund holds. Fund portfolio securities, which are traded on a national securities exchange, are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Certain short-term securities are valued on the basis of amortized cost. Foreign securities may be traded in their primary markets on weekends or other days when the Fund does not price their shares. Therefore, the NAV of a Fund holding foreign securities may change on days when shareholders will not be able to buy or redeem their Fund shares.

If a security does not have a readily available market quotation, the Fund values the security based on fair value, as determined in good faith in accordance with the guidelines established by the Funds’ Board of Trustees (the “Board”). The types of securities for which fair value pricing is required include, but are not limited to:

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Securities for which market quotations are insufficient or not readily available at the Valuation Time on a particular Business Day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

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Securities for which, in the judgment of CLS, the prices or values available do not represent the fair value of the instrument. Factors which may cause CLS to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading;

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Securities determined to be illiquid; and

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Securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV.

Fair value pricing should result in a more accurate determination of a Fund’s NAV, which should eliminate the potential for arbitrage in a Fund. However, valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  CLS makes such determinations under the supervision of the Board, in good faith, in accordance with procedures adopted by the Board.

Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.  There is no assurance that a Fund will obtain the fair value assigned to a security if it were to sell such security while it is fair valued.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act of 1940 (the “!940 Act”), the Fund’s net asset value is calculated based upon the NAV of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Types of Accounts

If you are making an initial investment in the Funds, you will need to open an account. You may establish the following types of accounts:

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Individual or Joint Ownership.  One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner’s signature guarantee for any transaction requiring a signature guarantee.

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Gift or Transfer to Minors.  A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor’s social security number on the application.

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Trust.  A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

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Corporations, Partnerships and Other Legal Entities.  Corporations, partnerships and other legal entities may also open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

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Retirement.  If you are eligible, you may set up your account under a tax-sheltered retirement plan, such as an Individual Retirement Account (IRA) or Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Keogh Account, or other retirement plan. Your financial consultant can help you determine if you are eligible.

Choosing a Class

If you are making your initial investment in the Amerigo Fund or Reservoir Fund, you must select a class of shares. The Amerigo Fund offers Class C shares and Class N shares.  The Reservoir Fund offers Class N shares and Investor Class share.  Each class represents an interest in the same portfolio of securities and each has the same rights with one exception. Pursuant to the 1940 Act, you will have exclusive voting rights with respect to the Distribution Plan pursuant to Rule 12b-1, if any, for the class you choose.

Different share classes allow you to choose the class that will be most beneficial to you. Your decision should depend upon a number of factors including the amount you purchase and the length of time you plan to hold the shares. Your financial consultant can assist you in determining which class is best for you. Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully.

Class C:  If you redeem your shares within eighteen months of the date of purchase, you will pay a 1.00% contingent deferred sales charge (“CDSC”). The amount of this charge is based on your original purchase price, or the current net asset value of the shares you redeem, whichever is less.

Shares will be redeemed in the manner that results in the imposition of the lowest CDSC. Shares are redeemed first from any Class C Shares of the Fund acquired pursuant to reinvestment of distributions, and then from the longest-outstanding Class C Shares of the Fund held for less than 18 months.

In some circumstances, the CDSC may be waived for certain investors. You should contact your financial consultant to see if you qualify.

The Board of Trustees of the AdvisorOne Funds has adopted for Class C Shares a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan adopted for Class C Shares allows the Fund to use part of its assets for the sale and distribution of these Shares, including advertising, marketing and other promotional activities. For these services, under the Plan, the Fund pays the Distributor an amount equal to 0.75% of average net assets attributable to Class C Shares, as applicable, of the Fund on an annualized basis. The Class C Plan also allows the Fund to pay the Distributor for certain shareholder services provided to Class C shareholders or other service providers that have entered into agreements with the Distributor to provide these services. For these services, the Fund pays a shareholder service fee equal to 0.25% of average net assets attributable to Class C Shares, as applicable, of the Fund on an annualized basis.  The Distributor may use monies authorized by the Plan to compensate other parties that have entered into selling and/or shareholder servicing agreements with Distributor with respect to the distribution of Fund shares, including advancing payment of such fees to the selling brokers for the first 12 months.

Because these distribution and shareholder service fees are paid out of the Fund’s assets on an ongoing basis, the fees may, over time, increase the cost of investing in the Fund and cost investors more than other types of sales loads.

Class N:  Class N Shares are offered without any sales charges, and are not subject to any 12b-1 or shareholder servicing fees.

Class N Shares are offered through platforms under contractual arrangements with CLS or through programs offered by investment advisory representatives under contractual arrangements with CLS.

Investor Class:  The Board of Trustees of the AdvisorOne Funds has adopted for Investor Class Shares a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan adopted for Investor Class Shares allows the Fund to use part of its assets for the sale and distribution of these Shares, including advertising, marketing and other promotional activities as well as shareholder servicing.  For these services, under the Plan, the Fund has authorized to pay the Distributor a combined shareholder service and distribution fee at the rate of 0.25%, of which 0.20% is currently being charged, of average net assets attributable to Investor Class Shares of the Fund on an annualized basis. The Distributor may use monies authorized by the Plan to compensate other parties that have entered into selling and/or shareholder servicing agreements with Distributor with respect to the distribution of Fund shares.

Because these distribution and shareholder service fees are paid out of the Fund’s assets on an ongoing basis, the fees may, over time, increase the cost of investing in the Fund and cost investors more than other types of sales loads.

Purchasing Shares

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

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the name of the Fund

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the dollar amount of shares to be purchased

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a completed purchase application or investment stub

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check payable to the applicable Fund

The minimum initial investment in a Fund is $2,500 for all accounts.  The minimum subsequent investment in a Fund is $250.

AdvisorOne Funds or CLS may waive or lower these minimums in certain cases. You must complete and sign an application for each account you open.

Automatic Investment Plan:  You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically takes money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. You may pre-authorize automatic investments of a minimum of $100 on specified days of each month into your established Fund account. You must complete the appropriate section of the application. Please contact the Funds at 1-866-811-0225 for more information about the Funds’ Automatic Investment Plan. Amounts that are automatically invested in the Funds will not be available for redemption until three business days after the automatic reinvestment.

The price for Fund shares is the Fund’s net asset value per share (“NAV”). We will price your order at the next NAV calculated after the Fund receives your application or request in good order. For more information on how we price shares, see “Pricing of Fund Shares.”

The Funds and the Distributor each reserves the right to reject any purchase for any reason and to cancel any purchase due to non-payment. You must make all purchases in United States dollars and draw all checks on United States banks. If we cancel your purchase due to non-payment, you will be responsible for any loss the Funds incur. We will not accept cash or third-party checks for the purchase of shares.

Method of Purchase	Purchase Procedures

Through a Financial Professional

Contact your financial consultant. Your financial consultant can tell you the time by which you must submit your order to begin receiving dividends that day. Your Financial Consultant must transmit the order to the Funds before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time).

Through Brokers

The Distributor authorizes certain securities dealers, banks or other financial service firms (collectively, “brokers”) to purchase your shares. To receive that day’s share price:

•

you must place your order with the broker before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time).

By Mail

To purchase Shares, send your completed application to:

AdvisorOne Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

 Include with your application your check, payable to “AdvisorOne Funds”

By Wire

If you wish to wire money to make a subsequent investment in a Fund, please call 1-866-811-0225 for wiring instructions and to notify the Fund that a wire is coming.  Any commercial bank can transfer same-day funds by wire.  The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds.

By Exchange

You may exchange your shares for the same class of shares of another Fund by written request sent to the Funds at:

AdvisorOne Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

By Telephone

You may make subsequent purchases in your account by telephoning 1-866-811-0225 between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open. We will electronically transfer money from the bank account you designate on your Application to our account with AdvisorOne Funds. This investment option is only available if you have not declined or cancelled your telephone investment privilege.

IMPORTANT NOTES	Once you have requested a telephone transaction, and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.

HOW TO REDEEM SHARES

You have the right to sell (“redeem”) all or any part of your shares subject to certain restrictions. Selling your shares in a Fund is referred to as a “redemption” because the Fund buys back its shares. We will redeem your shares at the NAV next computed following receipt of your redemption request in good order. See Redemption Procedures Request in Good Order.

We will mail your redemption proceeds to your address of record or transmit them electronically to your designated bank account. Except under certain extraordinary conditions, we will send your redemption to you within seven days after we receive your redemption request. If you purchase shares by check and, soon after, request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

The Funds cannot accept requests that specify a certain date for redemption or which specify any other special conditions.  Redemption proceeds must be payable to the registered shareholder(s) of the account or to a financial intermediary for the benefit of the registered shareholder(s) of the account.  Please call 1-866-811-0225 for further information.  We will not process your redemption request if it is not in good order.  We will notify you if your redemption request is not in good order.

If, as a result of your redemption, your account value drops below $2,500, we may redeem the remaining shares in your account. We will notify you in writing of our intent to redeem your shares. We will allow at least sixty days thereafter for you to make an additional investment to bring your account value up to at least the minimum amount before we will process the redemption.

Systematic Withdrawal Plan

If your current account value is at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Funds at 1-866-811-0225.

Medallion Signature Guarantees

Your redemption request must be accompanied by a “medallion signature guarantee” under certain circumstances, such as if you are redeeming shares valued at $50,000 or greater or if you ask us to send the redemption proceeds to an address other than the address of record.

Contingent Deferred Sales Charge- Class C Shares

If you redeem your Class C Shares within eighteen months of the date you purchased the Shares, you will pay a contingent deferred sales charge equal to 1.00% of the lesser of (1) the original purchase price or (2) the net asset value of the shares being redeemed.

Third Party Transactions

If you buy and redeem shares of the Funds through a member of the Financial Industry Regulatory Authority, Inc. that member may charge a fee for that service.  The Funds have authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on a Fund’s behalf. The Fund will be deemed to have received the order when an authorized broker or a broker authorized designee accepts your order. Your order will be priced at the Fund’s net asset value next computed after it is received by the authorized broker or broker authorized designee.

CLS may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative and servicing functions for Fund shareholders and/or making the funds available for purchase on their platforms.  These payments are made from CLS and are not charged to the Funds, unless part of an approved 12b-1 Plan.

Redemptions in Kind

The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of a Fund’s assets). The securities will be chosen by the Fund and valued at the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Method of Redemption	Redemption Procedures

By Telephone

You may authorize redemption of some or all shares in your account with the Funds by telephoning the Funds at 1-866-811-0225 between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open.

You will NOT be eligible to use the telephone redemption service if you:

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have declined or canceled your telephone investment privilege;

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wish to redeem shares valued at $50,000 or greater or if you ask us to send the redemption proceeds to an address other than the address of record for the account;

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must provide supporting legal documents such as a signature guarantee for redemption

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have an account set up as a corporation, trust or partnership; or

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wish to redeem from a retirement account.

By Mail

If you are redeeming Shares, you may send your redemption request to:

AdvisorOne Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

You must include the following information in your written request:

•

a letter of instruction stating the name of the Fund, the number of shares you are redeeming, the names in which the account is registered and your account number;

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other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships;

•

a signature guarantee, if necessary.

By Wire

You may request your redemption proceeds be wired directly to the bank account designated on your application. The Funds’ transfer agent will charge you a $10.00 fee for each wire redemption. The transfer agent will deduct the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Request in “Good Order”

For our mutual protection, all redemption requests must include:

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your account number;

•

the amount of the transaction;

•

for mail request, signatures of all owners EXACTLY as registered on the account and signature guarantees, if required (signature guarantees can be obtained at most banks, credit unions, and licensed brokers); and

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any supporting legal documentation that may be required.

Your redemption request will be processed at the next determined share price after we have received all required information.

IMPORTANT NOTE	Once we have processed your redemption request, and a confirmation number has been given, the transaction cannot be revoked.

Options For Redemption Proceeds

You may receive your redemption proceeds by check or by wire.

Check Redemptions:  Normally we will mail your check within two business days of a redemption.

Wire Redemptions:  Before you can receive redemption proceeds by wire, you must establish this option by completing a special form or the appropriate section of your account application.

You may request that your redemption proceeds be wired directly to your bank account.  AdvisorOne Fund’s transfer agent imposes a $10.00 fee for each wire redemption and deducts the fee directly from your account.  Your bank may also impose a fee for the incoming wire.  The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions in proper form subsequently received by AdvisorOne Funds.

Telephone Redemptions and Exchanges

We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statements and confirmations that you receive. Please contact us immediately about any transaction you believe to be unauthorized.

AdvisorOne Funds reserves the right to refuse a telephone redemption or exchange if the caller cannot provide:

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the account number

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the name and address exactly as registered on the account

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the primary social security or employer identification number as registered on the account

We may also require a password from the caller.

AdvisorOne Funds will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller’s identity. If you wish to cancel the telephone redemption feature for your account, please notify us in writing.

HOW TO EXCHANGE SHARES

The exchange privilege is a convenient way to buy shares in each Fund in order to respond to changes in your investment goals or in market conditions. You may exchange your shares for shares of the same class of another Fund at no cost to you. You may exchange your Shares of one Fund for the same Class of Shares of another Fund without paying any sales charge.

 If you establish a new account by exchange, the exchanged shares must have a minimum value of $2,500. All subsequent exchanges must have a minimum value of $250 per Fund.

You may exchange shares either by telephone, if you have not canceled your telephone privilege, or in writing. Written requests for exchange must provide the following:

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current Fund’s name;

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account names and numbers;

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name of the Fund you wish to exchange your shares into;

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the amount you wish to exchange;

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specify the shareholder privileges you wish to retain (e.g., Telephone Privileges); and

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signatures of all registered owners.

To exchange shares by telephone, you should call 1-866-811-0225 between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open. We will process telephone requests made after 4:00 p.m. Eastern time at the close of business on the next business day. You should notify the Funds in writing of all shareholder service privileges you wish to continue in any new account opened by a telephone exchange request. Please note that we will only accept exchanges if your ownership registrations in both accounts are identical.

We will value your exchanged shares at their respective net asset value next determined after the receipt of the exchange request. We will not impose an initial sales charge, redemption fee or penalty on exchanges. An exchange transaction is a sale and a purchase of shares for federal income tax purposes and may result in a capital gain or loss.

Systematic Exchange Program

The Systematic Exchange Program allows you to make regular, systematic exchanges among like classes of shares (e.g., from Class N to Class N) from one AdvisorOne Fund account into another AdvisorOne Fund account. By setting up the program, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Fund.

To participate in the Systematic Exchange Program, you must have an initial account balance of $10,000 in the first account and at least $1,000 in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the program will be terminated. You may also terminate the program by calling or writing the Fund. Once participation in the program has been terminated for any reason, to reinstate the program you must do so in writing; simply investing additional funds will not reinstate the program

Limitation On Purchases, Redemptions and Exchanges

Purchases or sales of shares of the Funds and exchanges between Funds should not be used to try to take advantage of short-term swings in the market. Frequent purchase and sale transactions or exchanges create higher expenses for the Funds. Accordingly, the Funds reserve the right to limit or terminate the ability to purchase shares of the Funds or the exchange privilege for any shareholder making frequent purchases or sales or exchanges. The Funds may also modify or revoke the exchange privilege for all shareholders upon sixty days’ written notice.

Transferring Registration

You can transfer the registration of your shares in the Funds to another owner by completing a transfer form and sending it to the AdvisorOne Funds, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to your share of the Fund’s net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend. A Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividends.

Long-Term vs. Short-Term Capital Gains

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Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.

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Short-term capital gains are realized on securities held less than one year and are part of your dividends.

Each Fund distributes dividends and capital gains annually, if any. These distributions are typically declared in December and paid in January of the following year, but are taxable as if paid on December 31st of the year declared. The IRS requires you to report these amounts on your income tax return for the year declared.

You will receive distributions from a Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, you should call the Fund at (866) 811-0225 for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Funds as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

FEDERAL TAX CONSIDERATIONS

Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective, CLS attempts to take into account the tax consequences of its investment decisions. However, there may be occasions when CLS’s investment decisions will result in a negative tax consequence for the Fund’s shareholders.

Taxes on Distributions:  You will generally be subject to pay federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund making the distribution. Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains. The rate of tax will depend on how long the Fund held the securities on which it realized the gains. In general, for individual shareholders, the maximum capital gain rate is 15 percent. All other distributions, including short-term capital gains, will be taxed as ordinary income. Each Fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31st for the prior calendar year.

Taxes on Sales or Exchanges:  If you redeem your shares of a Fund, or exchange them for shares of another AdvisorOne Fund, you will be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

“Buying a Dividend”:  Unless your investment is in a tax-deferred account, you may want to avoid investing in a Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Tax Withholding:  The Funds may be required to withhold U.S. federal income tax at the rate of 28% from all taxable distributions and from proceeds from certain sales and exchanges payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder’s U.S. federal income tax liability.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders and discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund’s investments, and increase brokerage and administrative costs. The Funds may reject purchase orders or temporarily or permanently revoke exchange privileges if there is reason to believe that a shareholder is engaging in market timing activities. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information, to the extent known to the broker, to the Funds upon request.

To prevent disruption in the management of the Funds, excessive trading or exchange activity is limited.  An investor’s exchange privilege or right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive. Generally, trading or exchange activity is considered excessive if an exchange or redemption in excess of a predetermined dollar amount occurs within 7 calendar days of purchase.

AdvisorOne Funds may accept redemptions and exchanges in excess of the above guidelines if it believes that granting such exceptions is in the best interest of the Funds and the redemption or exchange is not part of a market timing strategy.

It is a violation of policy for an officer or Trustee of AdvisorOne Fund to knowingly facilitate a purchase, redemption or exchange where the shareholder executing the transaction is engaged in any activity which violates the terms of the Funds’ Prospectus or Statement of Additional Information, and/or is considered not to be in the best interests of the Funds or its other shareholders.

The Funds will apply their policies and procedures uniformly to all Fund shareholders. Although the Funds intend to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of the Funds’ shares and redeemers of the Funds’ shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Funds.  The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so. Therefore, with respect to Omnibus accounts, the Funds rely on selling group members to enforce the Funds’ market timing policies and procedures. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries.  For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers.  More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy.  However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent know to the financial intermediary, to the Fund upon request.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

HOUSEHOLDING

To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at (866) 811-0225 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Each Financial Highlights table is intended to help you understand a Fund’s financial performance for the past five years (or, if shorter, during the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the applicable Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ April 30, 2010 annual report, which is available upon request. Financial Highlights for the Enhanced Income, Flexible Income, Select Appreciation and Shelter Fund are not available because the Funds have not completed a fiscal year.

FINANCIAL HIGHLIGHTS
AMERIGO FUND
Selected data based on a share outstanding throughout each period indicated. (a)

	Class C Shares

	Fiscal Years Ending April 30,
	2010	2009		2008		2007		2006

Net asset value, beginning of period	$ 8.37	$ 14.31		$ 14.47		$ 14.91		$ 12.65

Income (loss) from investment operations:
Net investment income (loss) (b)	(0.07)	0.01		(0.10)		(0.05)		(0.07)
Net realized and unrealized gain (loss)
on investments	3.52	(5.60)		0.65		1.49		2.67
Total income (loss) from
investment operations	3.45	(5.59)		0.55		1.44		2.60

Less distributions from:
net investment income	(0.02)	-		-		-		(0.01)
net realized gain	-	(0.35)		(0.71)		(1.88)		(0.33)
Total distributions from net investment
income and net realized gains	$ (0.02)	$ (0.35)		$ (0.71)		$ (1.88)		$ (0.34)

Net asset value, end of period	$ 11.80	$ 8.37		$ 14.31		$ 14.47		$ 14.91

Total return (c)	41.17%	(38.90)%		3.62%		10.25%		20.73%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$ 4,130	$ 3,292		$ 5,850		$ 7,194		$ 7,893
Ratio of expenses to
average net assets (d)	2.15%	2.15%	(e)	2.15%	(e)	2.15%	(e)	2.15%
Ratio of expenses to average net assets
before waivers and reimbursements (d)	2.15%	2.15%	(e)	2.15%	(e)	2.15%	(e)	2.16%
Ratio of net investment income (loss) to
average net assets (b)	(0.64)%	0.11%		(0.67)%		(0.37)%		(0.51)%
Portfolio turnover rate	29%	69%		44%		173%		73%

(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Such percentage reflects recapture of prior period expense reimbursement by Advisor.

FINANCIAL HIGHLIGHTS
AMERIGO FUND
Selected data based on a share outstanding throughout each period indicated. (a)
	Class N Shares
	Fiscal Years Ending April 30,
	2010	2009		2008		2007		2006
Net asset value, beginning of period	$ 8.75	$ 14.97		$15.02		$15.39		$12.97

Income (loss) from investment operations:
Net investment income (loss) (b)	0.04	0.12		0.06		0.09		0.08
Net realized and unrealized gain (loss)
on investments	3.68	(5.88)		0.67		1.55		2.73
Total income (loss) from
investment operations	3.72	(5.76)		0.73		1.64		2.81

Less distributions from:
net investment income	(0.13)	(0.11)		(0.06)		(0.13)		(0.06)
net realized gains	-	(0.35)		(0.72)		(1.88)		(0.33)
Total distributions from net investment
income and net realized gains	(0.13)	(0.46)		(0.78)		(2.01)		(0.39)

Net asset value, end of period	$ 12.34	$ 8.75		$14.97		$15.02		$15.39

Total return (c)	42.60%	(38.26)%		4.64%		11.29%		21.89%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$555,827	$517,478		$825,756		$655,153		$586,480
Ratio of expenses to
average net assets (d)	1.15%	1.15%	(e)	1.15%	(e)	1.15%	(e)	1.15%
Ratio of expenses to average net assets
before waivers and reimbursements (d)	1.15%	1.15%	(e)	1.15%	(e)	1.15%	(e)	1.16%
Ratio of net investment income (loss) to
average net assets (b)	0.37%	1.13%		0.39%		0.61%		0.53%
Portfolio turnover rate	29%	69%		44%		173%		73%

(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge.
Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Such percentage reflects recapture of prior period expense reimbursement by Advisor.

FINANCIAL HIGHLIGHTS
CLERMONT FUND
Selected data based on a share outstanding throughout each period indicated. (a)
	Class N Shares
	Fiscal Years Ending April 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$7.48	$10.51	$11.39	$11.04	$10.33

Income (loss) from investment operations:
Net investment income (loss) (b)	0.22	0.25	0.23	0.23	0.17
Net realized and unrealized gain (loss)
on investments	1.82	(3.04)	(0.33)	0.66	0.96
Total income (loss) from
investment operations	2.04	(2.79)	(0.10)	0.89	1.13

Less distributions from:
net investment income	(0.21)	(0.13)	(0.23)	(0.23)	(0.15)
net realized gains	-	(0.11)	(0.55)	(0.31)	(0.27)
Total distributions from net investment
income and net realized gains	(0.21)	(0.24)	(0.78)	(0.54)	(0.42)

Net asset value, end of period	$9.31	$7.48	$10.51	$11.39	$11.04

Total return (c)	27.39%	(26.48)%	(1.13)%	8.23%	11.14%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$215,419	$126,290	$168,224	$130,047	$133,609
Ratio of expenses to
average net assets (d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets
before waivers and reimbursements (d)	1.22%	1.27%	1.23%	1.25%	1.26%
Ratio of net investment income (loss) to
average net assets (b)	2.58%	2.98%	2.06%	2.07%	1.56%
Portfolio turnover rate	27%	67%	66%	118%	55%

(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge.  Had the Advisor and Administrator not absorbed  a portion of the expenses, total returns would have been lower.

(d) Does not include the expenses of the investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS
SELECT ALLOCATION FUND
Selected data based on a share outstanding throughout each period indicated. (a)
	Class N Shares
	Fiscal Years Ending April 30,				Period Ended
	2010	2009	2008	2007	April 30, 2006*
Net asset value, beginning of period	$6.58	$11.32	$11.14	$10.11	$10.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.15	0.18	0.14	0.12	0.01
Net realized and unrealized gain (loss)
on investments	2.36	(4.63)	0.65	1.04	0.10
Total income (loss) from
investment operations	2.51	(4.45)	0.79	1.16	0.11

Less distributions from:
net investment income	(0.17)	(0.09)	(0.13)	(0.10)	-
net realized gains	-	(0.20)	(0.48)	(0.03)	-
Total distributions from net investment
income and net realized gains	(0.17)	(0.29)	(0.61)	(0.13)	-

Net asset value, end of period	$8.92	$ 6.58	$11.32	$11.14	$ 10.11

Total return (c)	38.27%	(39.25)%	6.93%	11.56%	1.10%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$189,223	$120,365	$164,936	$123,339	$33,338
Ratio of expenses to
average net assets (d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets
before waivers and reimbursements (d)	1.28%	1.30%	1.23%	1.31%	2.12%
Ratio of net investment income (loss) to
average net assets (b)	1.80%	2.31%	1.18%	1.12%	0.55%
Portfolio turnover rate	40%	75%	83%	102%	86%
*	Fund commenced operations on January 27, 2006.
(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge.  Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.

(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Annualized for periods less than one year.
(f) Not annualized.

FINANCIAL HIGHLIGHTS
DESCARTES FUND
Selected data based on a share outstanding throughout each period indicated. (a)
	Class N Shares
	Fiscal Years Ending April 30,				Period Ended
	2010	2009	2008	2007	April 30, 2006*
Net asset value, beginning of period	$ 6.87	$ 10.84	$ 11.32	$ 9.99	$10.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.06	0.09	0.04	0.10	-
Net realized and unrealized gain (loss) on
on investments	2.63	(3.99)	(0.10)	1.31	(0.01)
Total income (loss) from
investment operations	2.69	(3.90)	(0.06)	1.41	(0.01)

Less distributions from:
net investment income	(0.08)	(0.06)	(0.06)	(0.08)	-
net realized gains	-	(0.01)	(0.36)	-	-
Total distributions from net investment
income and net realized gains	(0.08)	(0.07)	(0.42)	(0.08)	-

Net asset value, end of period	$9.48	$ 6.87	$ 10.84	$ 11.32	$9.99

Total return (c)	39.21%	(35.92)%	(0.75)%	14.16%	(0.10)%(f)

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$156,512	$106,006	$161,765	$136,870	$4,591
Ratio of expenses to
average net assets (d)	1.15%	1.15%	1.15%	1.15%	1.15%(e)
Ratio of expenses to average net assets
before waivers and reimbursements (d)	1.27%	1.26%	1.22%	1.32%	23.48%(e)
Ratio of net investment income (loss) to
average net assets (b)	0.68%	1.14%	0.39%	0.92%	0.43%(e)
Portfolio turnover rate	27%	38%	38%	16%	0%(f)
*	Fund commenced operations on April 19, 2006.
(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge.  Had the Advisor and Administrator not absorbed  a portion of the expenses, total returns would have been lower

(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Annualized for periods less than one year.
(f) Not annualized.

FINANCIAL HIGHLIGHTS
LIAHONA FUND
Selected data based on a share outstanding throughout each period indicated. (a)
	Class N Shares
	Fiscal Years Ending April 30,				Period Ended
	2010	2009	2008	2007	April 30, 2006*
Net asset value, beginning of period	$7.18	$10.40	$10.94	$9.99	$10.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.12	0.19	0.12	0.16	-
Net realized and unrealized gain (loss)
on investments	2.00	(3.24)	(0.33)	0.91	(0.01)
Total income (loss) from
investment operations	2.12	(3.05)	(0.21)	1.07	(0.01)

Less distributions from:
net investment income	(0.13)	(0.13)	(0.12)	(0.12)	-
net realized gains	-	(0.04)	(0.21)	-	-
Total distributions from net investment
income and net realized gains	(0.13)	(0.17)	(0.33)	(0.12)	-

Net asset value, end of period	$ 9.17	$ 7.18	$ 10.40	$ 10.94	$ 9.99

Total return (c)	29.57%	(29.31)%	(2.06)%	10.71%	(0.10)%(f)

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$167,282	$ 41,093	$ 47,740	$34,502	$1,826
Ratio of expenses to
average net assets (d)	1.15%	1.15%	1.15%	1.15%	1.15%(e)
Ratio of expenses to average net assets
before waivers and reimbursements (d)	1.29%	1.43%	1.39%	1.73%	74.02%(e)
Ratio of net investment income (loss) to
average net assets (b)	1.40%	2.30%	1.14%	1.58%	0.24%(e)
Portfolio turnover rate	7%	46%	49%	81%	7%(f)

*	Fund commenced operations on April 19, 2006.
(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge
Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Annualized for periods less than one year.
(f) Not annualized.

FINANCIAL HIGHLIGHTS
RESERVOIR FUND
Selected data based on a share outstanding throughout each period indicated. (a)
	Investor	Class N
	Class Shares	Shares
	Period Ended
	April 30, 2010*
Net asset value, beginning of period	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss) (b)	(0.06)	(0.05)
Net realized and unrealized gain (loss)
on investments	(0.01)	-
Total income (loss) from
investment operations	(0.07)	(0.05)

Net asset value, end of period	$ 9.93	$ 9.95

Total return (c)(f)	(0.70)%	(0.50)%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$ 383	$ 3,766
Ratio of expenses to
average net assets (d)(e)	0.80%	0.60%
Ratio of expenses to average net assets
before waivers and reimbursements (d)(e)	3.58%	7.81%
Ratio of net investment income (loss) to
average net assets (b)(e)	(0.66)%	(0.50)%
Portfolio turnover rate (f)	0%	0%

* Fund commenced operations on May 29, 2009.
(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge.  Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.

(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Annualized for periods less than one year.
(f) Not annualized.

FINANCIAL HIGHLIGHTS
ENHANCED INCOME FUND, FLEXIBLE INCOME FUND AND SELECT APPRECIATION FUND
Selected data based on a share outstanding throughout each period indicated. (a)
	Class N Shares
	Period Ended April 30, 2010*
	Enhanced		Flexible	Select
	Income		Income	Appreciation
	Fund		Fund	Fund
Net asset value, beginning of period	$ 10.00		$ 10.00	$ 10.00

Income (loss) from investment operations:
Net investment income (b)	0.06		0.15	0.01
Net realized and unrealized gain
on investments and written options	0.57		0.06	1.30
Total income from
investment operations	0.63		0.21	1.31

Less distributions from:
net investment income	(0.05)		(0.10)	(0.06)
net realized gains	(0.00)	(g)	-	(0.00)	(g)
Total distributions from net investment
income and net realized gains	(0.05)		(0.10)	(0.06)

Net asset value, end of period	$ 10.58		$ 10.11	$ 11.25

Total return (c)(f)	6.32%		2.15%	13.14%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$ 53,124		$ 67,364	$ 66,472
Ratio of expenses to
average net assets (d)(e)	1.05%		0.80%	1.15%
Ratio of expenses to average net assets
before waivers and reimbursements (d)(e)	1.90%		1.48%	1.90%
Ratio of net investment income to
average net assets (b)(e)	1.07%		2.64%	0.23%
Portfolio turnover rate (f)	3%		3%	20%
*				The Enhanced Income Fund, Flexible Income Fund and Select Appreciation Fund commenced operations on October 1, 2009.
(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge.  Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.

(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Annualized for periods less than one year.
(f) Not annualized.
(g) Amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS
SHELTER FUND
Selected data based on a share outstanding throughout each period indicated. (a)
Class N
Shares
Period Ended
April 30, 2010*
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (b)	(0.01)
Net realized and unrealized gain
on investments	0.45
Total income from
investment operations	0.44

Net asset value, end of period	$10.44

Total return (c)(f)	4.40%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$12,444
Ratio of expenses to
average net assets (d)(e)	1.15%
Ratio of expenses to average net assets
before waivers and reimbursements (d)(e)	4.05%
Ratio of net investment income (loss) to
average net assets (b)(e)	(0.26)%
Portfolio turnover rate (f)	0%

* Fund commenced operations on December 30, 2009.
(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge.  Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.

(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Annualized for periods less than one year.
(f) Not annualized.

ADVISORONE FUNDS

Privacy Statement

The AdvisorOne Funds recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

•

Account applications and other required forms,

•

Written, oral, electronic or telephonic communications and

•

Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our customers.

This page is not part of the prospectus.

WHERE TO GO FOR MORE INFORMATION

You will find more information about the Funds in the following documents:

Annual and Semi-annual Reports: Our annual and semi-annual reports list the holdings in each Fund, describe each Fund’s performance, include financial statements for each Fund, and discuss the market conditions and strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (“SAI”): The Statement of Additional Information contains additional and more detailed information about each Fund.

The SAI is incorporated by reference into (and is thus a part of) this Prospectus.

There are three ways to get a copy of these documents:

1. Call or write for one, and a copy will be sent without charge.

      AdvisorOne Funds

      c/o Gemini Fund Services, LLC

      4020 South 147th Street, Suite 2

      Omaha, NE 68137

      1-866-811-0225

The Prospectus, Annual Report, Semi-Annual Report and holdings information are available at www.AdvisorOneFunds.com.

2. Write to the Public Reference Room of the Securities and Exchange Commission (“SEC”) and ask them to mail you a copy. Or, you may e-mail your request to publicinfo@sec.gov. The SEC charges a fee for this service.

You can also go to the Public Reference Room and copy the documents while you are there. The SEC is located at 100 F Street, NE, Washington, DC 20549-0102.

You may get information about the Public Reference Room and its business hours by writing or calling the number below.

      Public Reference Room - U.S. Securities and Exchange Commission

      100 F Street, N.W.

      Washington, D.C. 20549-0102

      1-202-551-8090

3. Go to the SEC’s website (www.sec.gov) and download a free text-only version.

If you are a current Fund shareholder and would like information about your account, account transactions, or account statements, please call us at 1-866-811-0225.

If you purchased your shares through a financial institution, you may contact that institution for more information.

The AdvisorOne Funds’ Investment Company Act File Number is 811-08037.

1-866-811-0225

www.AdvisorOneFunds.com

www.advisoronefunds.com
4020 S. 147th Street • Omaha, NE 68137
(866) 811-0225

Distributed by Northern Lights Distributors, LLC
Member FINRA

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ADVISORONE FUNDS

Amerigo Fund

Clermont Fund

Select Allocation Fund

Descartes Fund

Liahona Fund

Reservoir Fund

Enhanced Income Fund

Flexible Income Fund

Select Appreciation Fund

Shelter Fund

STATEMENT OF ADDITIONAL INFORMATION

September 1, 2010

This Statement of Additional Information is not a Prospectus, but is an incorporated part of the Prospectus and should be read in conjunction with the Amerigo Fund, Clermont Fund, Select Allocation Fund (formerly known as Berolina Fund), Descartes Fund, Liahona Fund, Reservoir Fund, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund and Shelter Fund Prospectus of the AdvisorOne Funds (the “Trust”) dated September 1, 2010.  The Funds’ Annual Report to Shareholders for the period ended April 30, 2010 is incorporated herein by reference.

To obtain a free copy of the Prospectus or an annual report, please call the Trust at 1-866-811-0225.

TABLE OF CONTENTS

General Information and History

1

Investment Restrictions

2

Description of Securities, Other Investment Policies

and Risk Considerations

4

Disclosure of Portfolio Holdings

25

Management of the Trust

26

Principal Holders of Securities

30

Investment Management and Other Services

31

Affiliations and Control of the Adviser and Other Service Providers

34

Administrator

34

Custodian

36

Transfer Agent Services

36

Distribution of Shares

37

Compliance Officer

38

Code of Ethics

39

Proxy Voting Policies and Procedures

39

Portfolio Managers

40

Brokerage Allocation and Other Practices

41

Redemption of Securities Being Offered

43

Shareholder Services

44

Determination of Net Asset Value

45

Anti-Money Laundering Program

46

Taxes

46

Organization of the Trust

47

Independent Registered Public Accounting Firm

48

Legal Matters

48

Financial Statements

48

Appendix A

49

Appendix B

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For more information on the Amerigo Fund, Clermont Fund, Select Allocation Fund, Descartes Fund, Liahona Fund, Reservoir Fund, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund, and Shelter Fund, including charges and expenses, call the Trust at the number indicated above for a free prospectus. Read it carefully before you invest or send money.

GENERAL INFORMATION AND HISTORY

The Trust is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware business trust by a Declaration of Trust filed December 20, 1996, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”).  On April 1, 2003 the name of the Trust changed from Orbitex Group of Funds to AdvisorOne Funds due to the change of ownership of the Adviser from Orbitex Financial Services Group, Inc. to NorthStar Financial Services Group, LLC (“NorthStar”).

The Amerigo Fund, Clermont Fund, Select Allocation Fund, Descartes Fund, Liahona Fund, Reservoir Fund, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund and Shelter Fund each represents a separate series of beneficial interest in the Trust having different investment objectives, investment programs, policies and restrictions. Each Fund is a diversified series of the Trust.

This Statement of Additional Information deals solely with the Amerigo Fund, Clermont Fund, Select Allocation Fund, Descartes Fund, Liahona Fund, Reservoir Fund, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund and Shelter Fund each referred to herein as a “Fund” and collectively as the “Funds.”

The following table sets forth each Fund’s policy on diversification:

FUND

DIVERSIFIED

NON-DIVERSIFIED

Amerigo Fund

X

Clermont Fund

X

Select Allocation Fund

X

Descartes Fund

X

Liahona Fund

X

Reservoir Fund

X

Enhanced Income Fund

X

Flexible Income Fund

X

Select Appreciation Fund

X

Shelter Fund

X

The Funds offer the following classes of shares:

CLASS

FUNDS OFFERING CLASS

Class C

Amerigo Fund only

Class N

Amerigo Fund, Clermont Fund, Select Allocation Fund, Descartes Fund, Liahona Fund, Reservoir Fund, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund and Shelter Fund

Investor Class  Reservoir Fund only

Class C and Class N shares of the Amerigo Fund and Class N and Investor Class shares of Reservoir Fund represent an interest in the same assets of their respective Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable and (iii) each class has

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exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board of Trustees may classify and reclassify the shares of any Fund into additional classes of shares at a future date.

The Amerigo Fund, Clermont Fund, Select Allocation Fund, Descartes Fund, Liahona Fund, Reservoir Fund, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund and Shelter Fund are managed by CLS Investments, LLC (formerly CLS Investment Firm, LLC), a Nebraska limited liability company (the “Adviser”). The Adviser directs the day-to-day operations and the investment of assets of the Funds.

Gemini Fund Services, LLC, (“the Administrator”) is the administrator, accounting agent, transfer agent and dividend disbursing agent for each of the Funds. Fifth Third Bank (“Fifth Third”) is the custodian for each of the Funds.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever a policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitations will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. As used in this Statement of Additional Information, the term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental investment policies of that Fund. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE FUNDS.

A Fund will not:

(1) Purchase securities on margin, except a Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

(2) Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act.

(3) Borrow money for investment purposes in excess of 33-1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings, which come to exceed this amount, will be reduced in accordance with applicable law. Additionally, each Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(4) Purchase or sell real estate, or invest in real estate limited partnerships, except each Fund may, as appropriate and consistent with its respective investment objective, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

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(5) Purchase or sell physical commodities or contracts thereon, except that each Fund may enter into financial futures contracts and options thereon.

(6) Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with each Fund’s investment objective, policies and restrictions.

(7) Make loans, except that each Fund in accordance with that Fund’s investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of that Fund’s total assets.

(8) Make an investment unless 75% of the value of that Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized.

(9) Invest 25% or more of the value of its total assets in any one industry. This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by U.S. government securities.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

A Fund may not:

(1) Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

(2) Invest in other investment companies (including affiliated investment companies) except to the extent permitted by the Investment Company Act of 1940 (“1940 Act”) or exemptive relief granted by the Securities and Exchange Commission (“SEC”). Notwithstanding this or any other limitation, the Funds may invest all of their investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

(3) Invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

(4) Purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. Each Fund may invest without limitation in restricted securities provided such securities are considered to be liquid. If, through a change in values, net assets or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

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(5) Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of such Fund’s total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of instruments in which a Fund may invest, strategies the Adviser may employ in pursuit of a Fund’s investment objective and a summary of related risks. A Fund will make only those investments described below that are in accordance with its investment objectives and policies. The Funds may invest in the following instruments either directly, or through its investments in other investment companies and exchange-traded funds (the “underlying funds”). The Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a Fund achieve its investment objectives.

ADJUSTABLE RATE SECURITIES. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

BELOW-INVESTMENT-GRADE DEBT SECURITIES. Each Fund may invest up to 35% of its net assets in debt securities that are rated below “investment grade” by Standard and Poor’s (“S&P”) or Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, are deemed by the Adviser to be of comparable quality. Securities rated less than Baa by Moody’s or BBB by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s and Moody’s descriptions of their bond ratings are contained in the Appendix A to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Adviser continuously monitors the issuers of high yield bonds in the portfolios of the Funds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Fund’s investment objective may be more dependent on the Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. A Fund may retain a security whose rating has been changed. The market values of lower quality debt securities

4

tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolios. A Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Funds may invest, include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions, and (iii) the likely adverse impact of a major economic recession. A Fund may also incur additional expenses to the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment. Each Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. Each Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going

5

rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER. Each Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

CREDIT DEFAULT SWAPS.  A specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset. In turn, the insurer pays the insured the remaining interest on the debt, as well as the principal.  Swaps are considered to be derivatives, the risks of which are described below under “SWAP AGREEMENTS.”

DEALER (OVER-THE-COUNTER) OPTIONS. Each Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Funds’ interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Funds’ net investment income.

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Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Funds may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute “derivatives” transactions.

Each Fund may invest in issuers domiciled in “emerging markets,” those countries determined by the Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction.

Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.

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However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Investments in emerging markets can be subject to a number of types of taxes that vary by country, change frequently, and are sometime defined by custom rather than written regulation. Emerging countries can tax interest, dividends, and capital gains through the application of a withholding tax. The local custodian normally withholds the tax upon receipt of a payment and forwards such tax payment to the foreign government on behalf of the Fund. Certain foreign governments can also require a foreign investor to file an income tax return and pay the local tax through estimated tax payments, or pay with the tax return. Although not frequently used, some emerging markets have attempted to slow conversion of their currency by imposing a repatriation tax. Generally, this tax is applied to amounts, which are converted from the foreign currency to the investor’s currency and withdrawn from the local bank account. Transfer taxes or fees, such as stamp duties, security transfer taxes, and registration and script fees, are generally imposed by emerging markets as a tax or fee on a capital market transaction. Each emerging country may impose a tax or fee at a different point in time as the foreign investor perfects his interest in the securities acquired in the local market. A stamp duty is generally a tax on the official recording of a capital market transaction. Payment of such duty is generally a condition of the transfer of assets and failure to pay such duty can result in a loss of title to such asset as well as loss of benefit from any corporate actions. A stamp duty is generally determined based on a percentage of the value of the transaction conducted and can be charged against the buyer (e.g., Cyprus, India, Israel, Jordan, Malaysia, Pakistan, and the Philippines), against the seller (e.g., Argentina, Australia, China, Egypt, Indonesia, Kenya, Portugal, South Korea, Trinidad, Tobago, and Zimbabwe). Although such a fee does not generally exceed 100 basis points, certain emerging markets have assessed a stamp duty as high as 750 basis points (e.g., Pakistan). A security transfer tax is similar to a stamp duty and is generally applied to the purchase, sale or exchange of securities, which occur in a particular foreign market. These taxes are based on the value of the trade and similar to stamp taxes, can be assessed against the buyer, seller or both. Although the securities transfer tax may be assessed in lieu of a stamp duty, such tax can be assessed in addition to a stamp duty in certain foreign markets (e.g., Switzerland, South Korea, Indonesia). Upon purchasing a security in an emerging market, such security must often be submitted to a registration process in order to record the purchaser as a legal owner of such security interest. Often foreign countries will charge a registration or script fee to record the change in ownership and, where physical securities are issued, issue a new security certificate. In addition to assessing this fee upon the acquisition of a security, some markets also assess registration charges upon the registration of local shares to foreign shares.

FEDERAL TAX TREATMENT OF OPTIONS, FUTURES CONTRACTS AND FORWARD FOREIGN EXCHANGE CONTRACTS. Each Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which are Section 1256 contracts and may result in the Fund entering into straddles.

Open Section 1256 contracts at fiscal year end will be considered to have been closed at the end of the Fund’s fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a security or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle may be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an “in-the-money qualified covered call” option will not include the period of time the option is outstanding. Losses on written covered calls and purchased puts on securities, excluding certain “qualified covered call” options, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

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In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies.

FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A Fund may also invest in non-deliverable forward contracts (cash-settled contracts for currencies of countries which do not allow non-residents to hold substantial sums of their currency, e.g. china), in order to hedge the foreign currency risk. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Each Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign currency exposure of its portfolio. The Fund’s use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter the Fund’s exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy foreign currency in exchange for the U.S. dollar or another foreign currency. Alternatively, where appropriate, a Fund may manage all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Each Fund may enter into forward contacts for any other purpose consistent with the Fund’s investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price

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of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain, which might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOREIGN FUTURES AND OPTIONS. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund’s order is placed and the time it is liquidated, offset or exercised.

FUTURES CONTRACTS. Transactions in Futures.  Each Fund may enter into futures contracts, including stock index, interest rate and currency futures (“futures or futures contracts”).

Stock index futures contracts may be used to provide a hedge for a portion of the Fund’s portfolio, as a cash management tool, or as an efficient way for the Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. A Fund may, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund’s portfolio successfully, the Fund must sell futures contracts with respect to indices or sub-indices whose movements will have a significant correlation with movements in the prices of the Fund’s portfolio securities.

Interest rate or currency futures contracts may be used to manage a Fund’s exposure to changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

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A Fund will enter into futures contracts, which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”). Futures are traded in London at the London International Financial Futures Exchange in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund’s objectives in these areas.

Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading might involve risks, which differ from those involved in the futures and options described in this Statement of Additional Information.

TRADING IN FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Each Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference

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between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract were deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions, which would operate to terminate the Fund’s position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under “Special Risks of Transactions in Options on Futures Contracts.” In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments, which are the subject of the hedge.

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The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund’s underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Adviser’s ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund’s portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of the Fund’s portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

ILLIQUID OR RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Notwithstanding the above, each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider: (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities

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would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund’s policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidations of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. A Fund will set aside appropriate liquid assets in a custodial account to cover its potential obligations under standby financing commitments.

Each Fund limits the amount of total assets that it will invest in any one issuer or, in issuers within the same industry (see each Fund’s investment limitations). For purposes of these limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of

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intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

MATURITY OF DEBT SECURITIES. The maturity of debt securities may be considered long (10 years or more), intermediate (3 to 10 years), or short-term (less than 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates.

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Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

OPTIONS. Writing Covered Call Options. Each Fund may write (sell) American or European style “covered” call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund’s total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Adviser’s opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the “right to purchase” a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

Each Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the ‘"covered” option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities or currencies on which the Fund holds a covered call position.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing the Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option, which the Fund has written, expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the

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underlying security or currency. The Fund does not consider a security or currency covered by a call to be “pledged” as that term is used in the Fund’s policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

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As an alternative to writing or purchasing call and put options on stock index futures, each Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. The risks described under “Special Risks of Transactions in Futures Contracts” are substantially the same as the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

PURCHASING CALL OPTIONS. Each Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences, which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

PURCHASING PUT OPTIONS. Each Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

Each Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the

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put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

REGULATORY LIMITATIONS. A Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

A Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those portions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees without a shareholder vote and does not limit the percentage of the Fund’s assets at risk to 5%.

A Fund’s use of futures contracts may result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other appropriate liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund’s custodian to cover (such as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to cover or identified accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, each Fund would comply with such new restrictions.

OTHER INVESTMENT COMPANIES. The Funds investments in an underlying portfolio of Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

EXCHANGE TRADED FUNDS. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds as discussed in the following paragraphs.

OPEN-END INVESTMENT COMPANIES. The 1940 Act provides that an underlying fund whose shares are purchased by the Funds will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund’s outstanding securities during any period of less than 30 days. Shares held by a Fund in excess

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of 1% of an underlying fund’s outstanding securities therefore, will generally be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of a Fund’s assets.  In some cases deemed appropriate by the Adviser or the Board of Trustees, Shares held by a Fund in excess of 1% of an underlying fund’s outstanding securities will be considered readily marketable securities (for example, exchange traded funds which are registered as open-end investment companies but listed on an exchange).

Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, the Funds may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Funds and their Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.

CLOSED-END INVESTMENT COMPANIES. The Funds may invest their assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having the Adviser as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

A Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

A Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end

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fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

MASTER/FEEDER STRUCTURE. Notwithstanding these limitations, each Fund reserves the right to convert to a "master/feeder" structure at a future date. If the Board approved the use of a master-feeder structure for a particular Fund, the Fund (the "feeder" fund) would invest all of its investable assets in an open-end management investment company (the "master" fund) with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund’s investable assets" means that the only investment securities that would be held by the Fund would be the Fund’s interest in the master fund. Under such a structure, one or more "feeder" funds, such as the Funds, invest all of their assets in a "master" fund, which, in turn, invests directly in a portfolio of securities. If required by applicable law, the Funds will seek shareholder approval before converting to a master/feeder structure. If the requisite regulatory authorities determine that such approval is not required, shareholders will be deemed, by purchasing shares, to have consented to such a conversion and no further shareholder approval will be sought. Such a conversion is expressly permitted under the investment objective and fundamental policies of each Fund.

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Fund will only enter into repurchase agreements where: (i) the underlying securities are of the type (excluding maturity limitations) which the Fund’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund’s custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.

The Funds will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by, or pursuant to guidelines established by, the Board of Trustees of the Trust and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

SHORT SALES. The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.

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Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale. The Fund may sell securities short to the full extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

SWAP AGREEMENTS. Each of the Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund’s portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements enhance the Fund’s total return will depend on the Adviser’s ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to

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be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

TRADING IN FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Each Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if

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it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

WARRANTS. Each Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security, which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES and FORWARD COMMITMENT TRANSACTIONS. Each Fund may, from time to time, purchase securities on a "when-issued" or delayed delivery basis. The price for such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchases and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash or appropriate liquid securities equal in value to commitments for when-issued securities. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the transaction takes place.

WRITING COVERED PUT OPTIONS. Each Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

A Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid appropriate securities in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Adviser wishes to purchase the underlying security or currency for the Fund’s portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial

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and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies, which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

No sooner than sixty days after the end of each quarter/semi-annual period, the Funds will make available a complete schedule of their portfolio holdings as of the last day of the quarter/semi-annual period.  The Trust files with the SEC a Form N-CSR or a Form N-Q report for the period that includes the date as of which that list of portfolio holdings was current.  Each filing discloses the Funds’ portfolio holdings as of the end of the applicable quarter.  A Fund may also make its holdings publicly available on its web-site (www.advisoronefunds.com) on a quarterly, monthly or more frequent basis.

Other than to rating agencies and service providers, as described below, the Funds do not selectively disclose their portfolio holdings to any person.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•

The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolios, may have full daily access to the Funds portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Funds.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers and portfolio research providers.

•

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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•

Fifth Third Bank.  Fifth Third Bank is the custodian for the Funds; therefore, its personnel and agents have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

Rating Agencies.  Morningstar, Lipper and other mutual fund rating agencies may also receive the Funds’ full portfolio holdings, generally quarterly on a 60-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

•

Thompson Hine LLP is counsel to the Funds; therefore, its personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

The Funds’ Chief Compliance Officer, or his or her designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available) in instances where the Funds have legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.  In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT OF THE TRUST

Trustees and Officers

Because AdvisorOne Funds is a Delaware business trust, there are Trustees appointed to oversee the Trust. These Trustees are responsible for overseeing the services provided by the Adviser and the general operations of the Trust. These responsibilities include approving the arrangements with companies that provide necessary services to the Funds, ensuring the Funds’ compliance with applicable securities laws and that dividends and capital gains are distributed to shareholders.  The Trustees oversee each portfolio in the AdvisorOne Funds.  None of the Trustees or Officers holds public directorships.  The Trustees have appointed officers to provide many of the functions necessary for day-to-day operations.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since 2003.  Mr. Miola is an interested person by virtue of his indirect controlling interest in CLS Investments, LLC, the investment adviser to all the funds in the Trust and his indirect controlling interest in Northern Lights Distributors, LLC (the Trust’s distributor).  The Board of Trustees is comprised of Mr. Miola and three (3) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

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Board Risk Oversight

The Board of Trustees has an independent Audit Committee with a separate chairman. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of another mutual fund board outside of the Trust and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and another fund board.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP") and serves as a member of another mutual fund board outside of the Trust and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and another fund board.  Mr. L. Merill Bryan has over 40 years of business experience in the transportation field, serving as an executive with Union Pacific Corporation, holds a Bachelor of Science degree in Business Management, serves as a member of another mutual fund board outside of the Trust and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and another fund board.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a holds Certified Public Accountant designation and serves as a member of 4 other mutual fund boards outside of the Trust and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

 Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Omaha, Nebraska 68137.

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Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
L. Merill Bryan*** Age: 65	Trustee Since 2003	Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) (1966-2005).	10	Northern Lights Fund Trust and Northern Lights Variable Trust (63 portfolios)
Anthony J. Hertl Age: 60	Trustee Since 2004	Consultant to small and emerging businesses (since 2000).	10	Northern Lights Fund Trust and Northern Lights Variable Trust (63 portfolios); Satuit Capital Management Trust; The Z Seven Fund, Inc., Greenwich Advisors Trust.
Gary W. Lanzen Age: 56	Trustee Since 2003	Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company) (since 2000).	10	Northern Lights Fund Trust and Northern Lights Variable Trust (63 portfolios)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee
Michael Miola**** Age: 57	Trustee Since 2003	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	10	Northern Lights Fund Trust and Northern Lights Variable Trust (63 portfolios); Constellation Trust Company

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W. Patrick Clarke Age: 65	President Since February 2003

President of the Trust; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of CLS Investments, LLC; Orion Advisor Services, LLC, Gemini Fund Services, LLC, Northern Lights Distributors, LLC; Gemcom, LLC,  Northern Lights Compliance Services, LLC, and Taurus Financial Consultants, LLC. Director of Constellation Trust Company

		N/A	N/A
Brian Nielsen Age: 37	Secretary

Secretary and Chief Legal Officer of the Trust; Secretary and General Counsel for NorthStar Financial Services Group, LLC, CLS Investments, LLC and Orion Advisor Services, LLC; President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC; Director, Secretary and General Counsel for Constellation Trust Company; Assistant Secretary for Gemini Fund Services, LLC and Gemcom, LLC; and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC.

		N/A	N/A
Michael J. Wagner 450 Wireless Blvd. Hauppauge, NY 11788 Age: 59	Chief Compliance Officer Since 2006

President (4/2006-present) and Chief Operating Officer (9/2004–3/2006) of Northern Lights Compliance Services, LLC; Senior Vice President of Fund Compliance Services, LLC (2004-2006); Manager of Gemcom, LLC (2004-2006); President and Manager, Gemini Fund Services, LLC (4/2004-3/2006).

		N/A	N/A

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Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Treasurer Since 2006

President and Manager, Gemini Fund Services, LLC (since 3/2006), Manager (since 3/2006) and President (since 2004), Gemcom LLC formerly Manager,  Northern Lights Compliance Services, LLC (3/2006-5/2008); formerly Senior Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2001 - 2003).

			N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Assistant Treasurer Since March 29, 2007	Vice President (since 2004); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC	N/A	N/A
Kevin Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Assistant Treasurer Since 2009

Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, Gemcom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the AdvisorOne Funds Trust.

***From December 2006 through April 2007, L. Merill Bryan, an Independent Trustee of the Trust, invested $143,080 in a limited liability company (the "LLC") under common control with the Fund’s distributor and investment adviser.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

**** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent), CLS Investments, LLC (the Funds’ investment adviser) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Board of Trustees has an Audit and Nominating Committee (the “Committee”) that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Board has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Trustees. The Committee generally

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will not consider nominees recommended by shareholders of a Fund.  During the Funds’ fiscal year ended April 30, 2010, the Committee met four times.

COMPENSATION OF TRUSTEES

The Trust pays each Trustee of the Trust who is not an interested person an aggregate per meeting fee of $3,000 if attended in person and $750 if attended by telephone.  For special board meetings, each Trustee who is not an interested person will be paid $200 per Fund participating in the meeting, with a minimum of $1,000, whichever is greater. In both cases, the cost would be allocated among the participating Funds in accordance with a formula that takes into account the overall asset size of each affected Fund. Committee Meetings occurring on the same day as a Board meeting will not be compensated. Stand-alone Committee Meetings will be compensated at the rate of $500 total for in-person meetings and $250 total for telephone meetings, regardless of the number of Funds participating.  The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board.  Officers of the Trust and Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust.

The following table sets forth information regarding the aggregate compensation received by the Trustees from the Trust for the year ended April 30, 2010.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Estimated Accrued as Part of Trust Expense	Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid To Trustees
L. Merill Bryan, Jr. Trustee	$12,000	N/A	N/A	$12,000
Gary Lanzen, Trustee	$12,000	N/A	N/A	$12,000
Anthony Hertl Trustee	$12,000	N/A	N/A	$12,000

The Trustees serve on the Board for terms of indefinite duration.  A Trustee’s position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.

Share Ownership. Information relating to share ownership by each Trustee of the Trust as of December 31, 2009 is set forth in the chart below:

Trustees	Aggregate Dollar Range of Equity In The Trust	Aggregate Dollar Range of Securities In All Registered Funds Overseen by Trustee In AdvisorOne Funds
Interested Trustee:
Michael Miola	over $100,000	over $100,000
Non-Interested Trustees:
L. Merill Bryan, Jr.	$10,001-$50,000	$10,001-$50,000
Gary Lanzen	None	None
Anthony Hertl	None	None

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES -

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As of August 2, 2010, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Funds listed because they possessed voting or investment power with respect to such shares:

AMERIGO FUND – CLASS N	% HELD
Schwab 101 Montgomery Street San Francisco, CA 94104	7.83%
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	52.10%

CLERMONT FUND – CLASS N	% HELD
Schwab 101 Montgomery Street San Francisco, CA 94104	8.11%
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	43.73%
National Financial Services One World Financial Center Mutual Fund Dept., 5th floor New York, NY 10281	7.22%

SELECT ALLOCATION FUND – CLASS N	% HELD
Schwab 101 Montgomery Street San Francisco, CA 94104	7.30%
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	50.73%

DESCARTES FUND- CLASS N	% HELD
Schwab 101 Montgomery Street San Francisco, CA 94104	7.31%
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	59.38%

LIAHONA FUND- CLASS N	% HELD
Schwab 101 Montgomery Street San Francisco, CA 94104	8.96%
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	50.84%

SELECT APPRECIATION FUND – CLASS N	% HELD
Schwab 101 Montgomery Street San Francisco, CA 94104	9.17%
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	55.82%

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FLEXIBLE INCOME FUND – CLASS N	% HELD
Schwab 101 Montgomery Street San Francisco, CA 94104	9.46%
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	42.14%

ENHANCED INCOME FUND – CLASS N	% HELD
Schwab 101 Montgomery Street San Francisco, CA 94104	8.62%
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	39.53%

RESERVOIR FUND- CLASS N	% HELD
CTC FBO Aubrey s. & Janie Naraine 4020 S. 147th Street Omaha, NE 68137	5.35%
Constellation Trust FBO George Graham Rollover 4020 S. 147th Street Omaha, NE 68137	8.49%

RESERVOIR FUND – INV SHARES	% HELD
Schwab 101 Montgomery Street San Francisco, CA 94104	17.71%
Nationwide Trust Company PO Box 182029 Columbus, OH 43218	56.40%
Ameritrade Inc. PO Box 2226 Omaha, NE 68164	21.59%

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.  As of December 4, 2009, the Reservoir Fund’s Investor Class could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund’s Investor Shares on such date. As of December 4, 2009, the Shelter Fund’s Adviser had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund.

A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders. As of August 2, 2010, Trustees and Officers as a group owned less than 1% of shares of each Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER

In addition to the duties set forth in each Prospectus under the section entitled “Management,” the Adviser, in furtherance of such duties and responsibilities, is authorized in its discretion to engage in the following activities:

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(i) develop a continuing program for the management of the assets of each Fund; (ii) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (iii) place orders, negotiate commissions for the execution of transactions in securities and establish relationships with or through broker-dealers, underwriters, or issuers; (iv) prepare and supervise the preparation of shareholder reports and other shareholder communications; and (v) obtain and evaluate business and financial information in connection with the exercise of its duties.

Subject to policies established by the Board of Trustees of the Trust (the “Board”), which has overall responsibility for the business and affairs of each Fund, the Adviser manages the operations of its Funds. In addition to providing advisory services, the Adviser furnishes the Funds with office space and certain facilities and personnel required for conducting the business of the Funds.

CLS Investments, LLC (the “Adviser”), the adviser of each fund, serves as the investment adviser for the Amerigo Fund, Clermont Fund, Select Allocation Fund, Descartes Fund, Liahona Fund, Reservoir Fund, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund and Shelter Fund pursuant to an Investment Advisory Agreement that has been approved by the both the shareholders and the Board.  The Adviser is located at 4020 South 147th Street, Omaha, NE 68137.

The Investment Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of each Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Fund’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

For the advisory services provided and expenses assumed by it, the Adviser has agreed to a fee from each Fund, computed daily and payable monthly at an annual rate of 1.00% for the Amerigo Fund, 1.00% for the Clermont Fund, 1.00% for the Select Allocation Fund, 1.00% for the Descartes Fund, 1.00% for the Liahona Fund,  0.50% for the Reservoir Fund, 0.90% for the Enhanced Income Fund, 0.65% for the Flexible  Income Fund, 1.00% for the Select Appreciation Fund and 1.00% for Shelter Fund.

The following table shows the amount of advisory fees paid by the Amerigo Fund, Clermont Fund, Select Allocation Fund, Descartes Fund and Liahona Fund to the Adviser and the amount of the advisory fees waived by the Adviser for the past three fiscal years.  The Reservoir Fund commenced operations on May 1, 2009, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund commenced operations on October 1, 2009 and the Shelter Fund commenced operations on December 30, 2009.

	GROSS ADVISORY FEES	FEES WAIVED BY THE ADVISER	ADVISORY FEES PAID BY FUNDS - NET OF WAIVERS
Amerigo Fund
April 30, 2008	$7,597,716*	$0	$7,597,716*
April 30, 2009	$6,273,165	$0	$6,273,165
April 30, 2010	$5,920,308	$23,324	$5,896,984

Clermont Fund
April 30, 2008	$1,429,738	$113,146	$1,316,592
April 30, 2009	$1,314,433	$151,770	$1,162,663

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April 30, 2010	$1,710,564	$128,022	$1,582,542

Select Allocation Fund
April 30, 2008	$1,465,753	$118,709	$1,347,044
April 30, 2009	$1,303,954	$190,957	$1,112,997
April 30, 2010	$1,480,767	$195,804	$1,284,963

Descartes Fund
April 30, 2008	$1,484,271	$101,383	$1,382,888
April 30, 2009	$1,250,777	$142,070	$1,108,707
April 30, 2010	$1,256,917	$148,783	$1,108,134

Liahona Fund
April 30, 2008	$409,179	$98,713	$310,466
April 30, 2009	$409,820	$112,449	$297,371
April 30, 2010	$746,967	$107,844	$639,123

Reservoir Fund
April 30, 2010	$7,953	$7,953	$0

Enhanced Income Fund
April 30, 2010	$109,425	$101,850	$7,575

Flexible Income Fund
April 30, 2010	$93,560	$93,560	$0

Select Appreciation Fund
April 30, 2010	$146,023	$108,252	$37,771

Shelter Fund
April 30, 2010	$20,285	$20,285	$0

*This amount reflects expense reimbursements recaptured by Adviser.

The Adviser has agreed contractually to waive its management fee and to reimburse expenses, other than expenses relating to dividends on short sales, interest expense, underlying fund fees and expenses, extraordinary or non-recurring expenses at least until August  31, 2011, so that total annual operating expenses for the Funds do not exceed the limits stated below, subject to possible recoupment from the Fund in future years on a rolling three year basis if such recoupment can be achieved within the below stated expense limits:

FUND	CLASS C	CLASS N	INVESTOR CLASS	CONTRACTUAL PERIOD
Amerigo Fund	2.15%	1.15%	N/A	08/31/11

Clermont Fund	N/A	1.15%	N/A	08/31/11

Select Allocation Fund	N/A	1.15%	N/A	08/31/11

Descartes Fund	N/A	1.15%	N/A	08/31/11

Liahona Fund	N/A	1.15%	N/A	08/31/11

Reservoir Fund	N/A	0.60%	0.80%	08/31/11

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Enhanced Income Fund	N/A	1.05%	N/A	08/31/11

Flexible Income Fund	N/A	0.80%	N/A	08/31/11

Select Appreciation Fund	N/A	1.15%	N/A	08/31/11

Shelter Fund	N/A	1.15%	N/A	08/31/11

The following table shows the amount of reimbursements paid to the Funds by the Adviser in addition to the advisory fees waived for the last three fiscal years. The Amerigo Fund and Clermont Fund commenced operations on June 5, 2000. Prior to June 5, 2000, the Funds operated as separate funds called the CLS AdvisorOne Funds -- Amerigo and Clermont. The Select Allocation Fund commenced operations on January 27, 2006, and the Descartes Fund and Liahona Fund both commenced operations on April 19, 2006, the Reservoir Fund commenced operations on May 1, 2009. Enhanced Income Fund, Flexible Income Fund and Select Appreciation Fund commenced operation on October 1, 2009 and the Shelter Fund commenced operations on December 30, 2009.

Amount of Fund Expenses Reimbursed to the Fund by the Adviser
Amerigo Fund - Class C
April 30, 2008	$0
April 30, 2009	$0
April 30, 2010	$0

Amerigo Fund - Class N
April 30, 2008	$0
April 30, 2009	$0
April 30, 2010	$0

Clermont Fund - Class N
April 30, 2008	$0
April 30, 2009	$0
April 30, 2010	$0

Select Allocation Fund – Class N
April 30, 2008	$0
April 30, 2009	$0
April 30, 2010	$0

Descartes Fund – Class N
April 30, 2008	$0
April 30, 2009	$0
April 30, 2010	$0

Liahona Fund – Class N
April 30, 2008	$0
April 30, 2009	$0
April 30, 2010	$0

Reservoir Fund- Class N
April 30, 2008	NA
April 30, 2009	NA
April 30, 2010	$103,156

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Reservoir Fund- Investor Class
April 30, 2008	NA
April 30, 2009	NA
April 30, 2010	$1,180

Enhanced Income Fund-Class N
April 30, 2008	NA
April 30, 2009	NA
April 30, 2010	$0

Flexible Income Fund- Class N
April 30, 2008	NA
April 30, 2009	NA
April 30, 2010	$3,453

Select Appreciation Fund- Class N
April 30, 2008	NA
April 30, 2009	NA
April 30, 2010	$0

Shelter Fund-Class N
April 30, 2008	NA
April 30, 2009	NA
April 30, 2010	$38,610

INVESTMENT SUB-ADVISER

Horizon Investments, LLC (“Horizon” or the “Sub-Adviser”), located at 7401 Carmel Executive Park,
Suite 106, Charlotte, NC 28226, serves as sub-adviser to the Reservoir Fund pursuant to a sub-advisory agreement with the Adviser on behalf of the Fund, whereby the Adviser pays the Sub-Adviser monthly, based on a negotiated annual fee, equal to a percentage of the Fund’s average daily net assets.  The Sub-Adviser is responsible for implementing the Funds’ investment program, making the Funds’ day-to-day investment decisions and engaging in portfolio transactions for the Fund.  Breen Financial Corp. is an investment advisory affiliate of Horizon and Side Street Capital, LLC is an affiliated specialty holding company for investment-related firm ownership.  Robert J. Cannon, Jeffrey Roach and Kevin Blocker own a majority of the membership units of the Horizon and Side Street Capital, LLC.

Capital Wealth Planning, LLC (“Capital Wealth Planning” or the “Sub-Adviser”), 275 Indies Way, Suite 1703, Naples, Florida 34110 serves as sub-adviser to the Enhanced Income Fund pursuant to a sub-advisory agreement with the Adviser on behalf of the Fund, whereby CLS pays the sub-adviser monthly, based on a negotiated annual fee, equal to a percentage of the Enhanced Income Fund’s average daily net assets.  The Sub-Adviser is responsible for implementing the Enhanced Income Fund’s investment program, making the Enhanced Income Fund’s day-to-day investment decisions and engaging in portfolio transactions for the Fund.

Each sub-advisory agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. Each sub-advisory agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser or Sub-Adviser or by holders of a majority of that Fund’s outstanding shares. Each sub-advisory agreement shall terminate automatically in the event of its assignment.

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For the sub-advisory services provided to the Reservoir Fund, the Adviser has agreed to pay the Horizon a fee, computed daily and payable monthly at an annual rate equal to 0.25% of the Reservoir Fund’s average daily net assets.

For the sub-advisory services provided to the Enhanced Income Fund, the Adviser has agreed to pay Capital Wealth Planning, a fee, computed daily and payable monthly at an annual rate equal to 0.15% calculated at an annual rate based on the Enhanced Income Fund’s average daily net assets .

AFFILIATIONS AND CONTROL OF THE ADVISER AND OTHER SERVICE PROVIDERS

CLS Investments, LLC, the investment adviser for the Amerigo, Clermont, Select Allocation, Descartes, Liahona and Reservoir, Enhanced Income, Flexible Income, Select Appreciation and Shelter Funds, Gemini Fund Services, LLC, the administrator for the AdvisorOne Funds and Northern Lights Distributors, LLC  are each wholly owned subsidiaries of NorthStar Financial Services Group, LLC, a Nevada limited liability company (“NorthStar”).  In addition, Gemcom, LLC (“Gemcom”) provides edgarization and printing services to the Funds and Northern Lights Compliance Services, LLC (“NLCS”) provides chief compliance officer services to the Funds.  Both Gemcom and NLCS are also subsidiaries of NorthStar.  Constellation Trust Company, an affiliate of NorthStar, provides certain custody record keeping services to the Funds for IRA account holders.  Mr. Miola and Mr. Clarke, as a Trustee and officer, respectively, of the Trust, and members and officers of NorthStar Financial Services Group, LLC, are affiliates of the Trust, the Adviser, the administrator and the distributor.

ADMINISTRATOR

The Administrator for the Funds is Gemini Fund Services, LLC, (the “Administrator”), which has its principal office at the Hauppauge Corporate Center, 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to a Fund Services Agreement with the Funds the Administrator provides all administrative services necessary for the Funds, subject to the supervision of the Board of Trustees. The Administrator may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement has an initial term of two years and remains in effect for successive twelve-month periods, subject to annual approval of the Board of Trustees. The Fund Services Agreement may be assigned provided the non-assigning party provides prior written consent and provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) overseeing the performance of administrative and professional services to the Funds by others, including the Funds’ Custodian; (iii) preparing , in conjunction with Fund counsel, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectus and Statement of Additional Information, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Funds’ tax returns, and preparing reports to the Funds’ shareholders and the Securities and Exchange Commission; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; (v) preparing, in conjunction with Fund counsel notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

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The Administrator, pursuant to the Fund Services Agreement, provides the Funds with accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Advisers; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

For the services rendered to the Funds by the Administrator, the Funds pay the Administrator a fee, computed daily and payable monthly at annual rate of 0.10% on assets up to $100 million; 0.08% on assets from $100 million to $250 million; 0.05% on assets from $250 million to $500 million; and 0.03% on assets greater than $500 million, or a minimum fee of $40,000 per Fund per year of each Fund’s average daily net assets, whichever is greater. The Funds also pay the Administrator for any out-of-pocket expenses.

In return for providing the Funds with all accounting related services, the Funds pays the Administrator a monthly fee based on the Funds’ average net assets, plus any out-of-pocket expenses for such services.  The Funds accrued the following Administrator Fees:

The following table shows the Administrative and Accounting Service fees paid for by each Fund to the Administrator for the past three fiscal years.

	For the fiscal year ended April 30, 2008	For the fiscal year ended April 30, 2009	For the fiscal year ended April 30, 2010
Amerigo Fund	$606,788	$533,649	$524,959
Clermont Fund	$201,999	$186,842	$223,562
Select Allocation Fund	$187,397	$169,297	$185,074
Descartes Fund	$187,409	$161,555	$164,928
Liahona Fund	$71,638	$72,491	$108,937
Reservoir Fund*	N/A	N/A	$38,360
Enhanced Income Fund*	N/A	N/A	$40,560
Flexible Income Fund*	N/A	N/A	$37,553
Select Appreciation Fund*	N/A	N/A	$38,559
Shelter Fund*	N/A	N/A	$12,029
Total	$ 1,255,231	$1,123,834	$1,374,521

*The Reservoir Fund commenced operations on May 29, 2009 and the Shelter Fund commenced operations on December 30, 2009. Enhanced Income Fund, Flexible Income Fund and Select Appreciation Fund commenced operations on October 1, 2009.

CUSTODIAN

Effective September 1, 2010, Fifth Third Bank (the “Custodian”) serves as the Custodian of the Trust’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust. The Custodian’s responsibilities include safeguarding and controlling the Trust’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust’s investments. Pursuant to the Custody Agreement, the Custodian also provides certain accounting and pricing services to the Trust; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon communications from the Adviser; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Trust. The Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets. The Custodian is located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

Prior to September 1, 2010, First National Bank of Omaha (“FNBO”) served as the custodian of the Trust’s assets pursuant to a Custody Agreement by and between FNBO and the Trust.

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CUSTODY ADMINISTRATION SERVICES.

Prior to September 1, 2010, Gemini Fund Services, LLC served as Custody Administrator to the Trust pursuant to a Custody Administration Agreement.  Gemini Fund Services, LLC provided the Trust with various custody administrative services and assist FNBO with the administration of its custodial obligations.  For this service, the Administrator received from each Fund a monthly fee based on the following annual rates: 0.0075% on the first $100 million of average daily net assets and 0.005% on average daily net assets over $100 million. The Funds also paid the Custody Administrator for certain transaction fees and out-of-pocket expenses.

For the fiscal year ended April 30, 2010, each Fund paid the following in custody administration fees to the Administrator:

Amerigo Fund	$19,894.86
Clermont Fund	$5,124.44
Select Allocation Fund	$5,181.01
Descartes Fund	$4,223.14
Liahona Fund	$2,259.24
Reservoir Fund	$67.03
Enhanced Income Fund*	$338.37
Flexible Income Fund*	$451.62
Select Appreciation Fund*	$394.88
Shelter Fund*	$48.40
Total	$37,982.99

* Enhanced Income Fund, Flexible Income Fund and Select Appreciation Fund commenced operations on October 1, 2009 and the Shelter Fund commenced operations on December 30, 2009.

TRANSFER AGENT SERVICES

Gemini Fund Services, LLC, an affiliate of the Adviser, whose principal office is located in Hauppauge, New York, provides transfer agent and dividend disbursing services to the Funds at the location of 4020 South 147th Street, Omaha, NE 68137. Rydex Fund Services, Inc., located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as Transfer and Dividend Disbursing Agent to certain accounts under a Sub-Transfer Agent arrangement with Gemini Fund Services, LLC.

For the services rendered to the Fund under the Fund Services Agreement, the Trust pays the Administrator transfer agency fees including a base annual fee of $16 per account plus other activity related charges, subject to select per-fund minimum charges.   The Fund also pays the Administrator for any out-of-pocket expenses.  For the fiscal year ended April 30, 2010, each Fund paid the following to the Administrator in transfer agency fees:

Amerigo Fund	$132,469
Clermont Fund	$65,790
Select Allocation Fund	$122,689
Descartes Fund	$76,819
Liahona Fund	$53,132
Reservoir Fund	$8,384
Enhanced Income Fund*	$30,610
Flexible Income Fund*	$28,513
Select Appreciation Fund*	$33,425
Shelter Fund*	$1,000
Total	$552,831

* The Enhanced Income Fund, Flexible Income Fund and Select Appreciation Fund commenced operations on October 1, 2009 and the Shelter Fund commenced operations on December 30, 2009.

DISTRIBUTION OF SHARES

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Northern Lights Distributors, LLC (“NLD”) serves as the distributor of the shares of each class of each Fund pursuant to an Underwriting Agreement with the Trust. NLD’s principal place of business is 4020 South 147th Street, Omaha, NE 68137. NLD is an affiliate of the Adviser and the Administrator.

Under the terms of the Class C and Investor Class Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”), the Distributor receives fees for providing servicing to Class C Shares of the Amerigo Fund and Investor Class Shares of the Reservoir Fund.  In addition, pursuant to the Rule 12b-1 Plan; the Amerigo Fund is authorized to use a portion of its assets attributable to Class C Shares to finance certain activities relating to the distribution of their shares to investors; and the Reservoir Fund is authorized to use a portion of its assets attributable to Investor Class Shares to finance certain activities relating to the distribution of their shares to investors. The Plan adopted for Class C Shares allows the Amerigo Fund to pay the Distributor monthly at an annual rate equal to 0.75% of the average daily net assets attributable to the Class C Shares of the Fund. The Class C Plan also allows the Fund to pay the Distributor for certain shareholder services provided to Class C shareholders or other service providers that have entered into agreements with the Distributor to provide these services. For these services, the Amerigo Fund pays a shareholder service fee monthly equal to 0.25% of average net assets attributable to Class C Shares of the Fund on an annualized basis. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Rule 12b-1 Plan authorizes payments to the Distributor as compensation for providing account maintenance services to investors in Class C Shares of the Fund, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Plan adopted for Investor Class shares allows the Fund to pay the Distributor monthly at an annual rate equal to 0.25% of the average daily net assets attributable to the Investor Class Shares of the Fund. The Investor Class Plan also allows the Fund to pay the Distributor for certain shareholder services provided to Investor Class shareholders or other service providers that have entered into agreements with the Distributor to provide these services. For these services, the Fund pays a shareholder service fee monthly equal to 0.25% of average net assets attributable to Investor Class Shares of the Fund on an annualized basis. The Reservoir Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Investor Class Plan authorizes payments to the Distributor as compensation for providing account maintenance services to investors in Investor Class Shares of the Reservoir Fund, including arranging for certain Recipients to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Class C Shares of the Amerigo Fund and sale of Investor Class Shares of the Reservoir Fund and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to Class C shares of the Amerigo Fund and to Investor Class shares of the Reservoir Fund. For purchases of Class C Shares the Distributor advances the forgoing fee for the first 12 months in an amount equal to 1% of the amount invested to dealers who sell Class C shares.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and this will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. For the Amerigo Fund, the Rule 12b-1 Plan and Agreement may be terminated at any time by the Trust or the Amerigo Fund by vote of a majority of the Rule

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12b-1 Trustees or by vote of a majority of the outstanding voting Class C Shares of the Amerigo Fund. For the Reservoir Fund, the Rule 12b-1 Plan and Agreement may be terminated at any time by the Trust or the Reservoir Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting Investor Class Shares of the Reservoir Fund.  The Rule 12b-1 Plan will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Amerigo Fund or Reservoir Fund respectively, unless such amendment is approved by the vote of a majority of the outstanding Class C voting securities of the Amerigo Fund or Investor Class voting securities of the Reservoir Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Amerigo Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the affected Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

The following table shows the contingent deferred sales charge revenues collected, and retained by the Distributor for the past three fiscal years.

CDSC Revenue
Fund	Amount Paid to Distributor	Amount Retained by Distributor
Amerigo Fund – Class C
April 30, 2008	$2,004	$2,004
April 30, 2009	$300	$300
April 30, 2010	$344	$0

Reservoir Fund-Investor Class
April 30, 2010	$0	$0

The Distributor estimates that the amounts paid under the Rule 12b-1 Plan for the fiscal year ended April 30, 2010 was spent in approximately the following ways (i) $30,780 (80.10%) was paid to brokers and (ii) $7,656 (19.9%) was retained by the Distributor.

COMPLIANCE OFFICER

Northern Lights Compliance Services, LLC (“NLCS”), (formerly known as Fund Compliance Services, LLC) an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  During the fiscal year ended April 30, 2010, each Fund paid the following in compliance service fees to NLCS:

Amerigo Fund	$33,705
Clermont Fund	$5,596
Select Allocation Fund	$5,468
Descartes Fund	$4,945
Liahona Fund	$2,572

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Reservoir Fund	$144
Enhanced Income Fund*	$3,028
Flexible Income Fund*	$3,533
Select Appreciation Fund*	$3,533
Shelter Fund*	$666
Total	$63,190

* The Enhanced Income Fund, Flexible Income Fund and Select Appreciation Fund commenced operations on October 1, 2009 and the Shelter Fund commenced operations on December 30, 2009.

CODES OF ETHICS

The Trust, the Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Funds; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.  Under the code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

PROXY VOTING POLICIES AND PROCEDURES

Proxies for any portfolio security held by each fund of the Trust are voted by the Adviser in accordance with the Proxy and Corporate Action Voting Policies and Procedures of the Adviser approved by the Trustees of the Trust.  The Adviser’s proxy voting policies and procedures appear in Appendix B.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available as soon as practicable after filing with the SEC, upon request, by calling toll-free, 1-866-811-0225 or by accessing the SEC’s website at www.sec.gov.  Telephone requests will be honored within three business days of receipt of the request.

PORTFOLIO MANAGERS

The Adviser utilizes a team approach for management of the Funds, and from the team each fund is assigned a lead manager, responsible for the day-to-day management of the Fund.  Robert Jergovic, Dennis Guenther, Jennifer J. Schenkelberg, Scott Kubie and Steven A. Donahoe are the Portfolio Managers of the Funds.  As of April 30, 2010, the Portfolio Managers were primarily responsible for the management of the following types of accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($millions)	Pooled Investment Vehicle Accounts	Assets Managed ($millions)	Other Accounts	Assets Managed ($millions)	Total Assets Managed ($ millions)

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Robert Jergovic	5[1]	$1,102	0	$0	0	$0	$1,102
Scott Kubie	3[2]	$336	0	$0	10,311	$825	$1,161
Dennis Guenther	5[3]	$581	0	$0	12,105	$985	$1,566
Jennifer J. Schenkelberg	3[4]	$ 2,130	0	$0	1,235	$264	$2,394
Stephen A. Donahoe	1[5]	$67	0	$0	25,221	$992	$1,059

The Sub-Adviser utilizes a team approach for management of the Reservoir Fund.  As of April 30, 2010, the Portfolio Managers of the Fund* were primarily responsible for the management of the following types of accounts, in addition to the Fund:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Robbie Cannon	1	$4,161,994	2	$1,837,908,001	3,499	$261,262,799	$2,103,332,794
Jeffrey Roach	1	$4,161,994	2	$1,837,908,001	3,499	$261,262,799	$2,103,332,794
Scott Ladner	1	$4,161,994	2	$1,837,908,001	3,499	$261,262,799	$2,103,332,794

*Each team member works on the same accounts.

As of April 30, 2010, the Portfolio Manager of the Enhanced Income Fund was primarily responsible for the management of the following types of accounts, in addition to services provided to the Fund:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Kevin Simpson	0	0	0	0	57	$70	$70

As indicated in the tables above, portfolio managers at the Adviser and Sub-Adviser may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser or Sub-Adviser has adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers within the Adviser or Sub-Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent

1 These accounts and corresponding assets include the assets of Amerigo Fund and Clermont Fund.

2 These accounts and corresponding assets include the assets of Descartes Fund, Liahona Fund and Shelter Fund.

3 These accounts and corresponding assets include the assets of Select Allocation Fund and Select Appreciation Fund.

4 These accounts and corresponding assets include the assets of the Enhanced Income Fund.

5 These accounts and corresponding assets include the assets of the Flexible Income Fund.

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special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Adviser, Sub-Adviser and their advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The compensation of the Adviser’s portfolio managers is based on a number of factors. These factors include an annual fixed salary that is based on various market factors and the skill and experience of the individual.  The portfolio managers are also eligible to receive a discretionary bonus.  The discretionary bonus takes into account several factors including the Adviser’s profitability (net income and ability to pay a bonus), the value and number of accounts/portfolios overseen by the portfolio manager, the general performance of client accounts relative to market conditions and the performance of the Funds based on percent return, adjusted for dividends and capital gains, calculated on a pre-tax basis relative to the performance of the Fund’s relevant benchmarks for the preceding one and three-year periods, or shorter if the Fund has not operated for these periods.  The formula for determining these amounts may vary, and no individual’s compensation is solely tied to the investment performance or asset value of any one product or strategy.

The dollar range of equity securities beneficially owned by the portfolio managers in the Funds as of April 30, 2010 is as follows:

Dollar Range of Equity Securities Beneficially Owned
Robert Jergovic	over $100,000 (Amerigo Fund)
Dennis Guenther	$50,001 - $100,000 (Amerigo Fund) $1 - $10,000 (Select Appreciation Fund)
Scott Kubie	$100,001 - $250,000 (Amerigo Fund) $1- $10,000 (Clermont Fund) $10,000 - $50,000 (Liahona Fund) $10,000 - $50,000 (Descartes Fund)
Jennifer J. Schenkelberg	$50,001 - $100,000 (Amerigo Fund)
Stephen A. Donahoe	$10,001 - $50,000 (Amerigo Fund)
Kevin Simpson	$1 - $10,000 (Enhanced Income Fund)

As of April 30, 2010, the portfolio managers of, Flexible Income Fund, Select Allocation, Reservoir Fund and Shelter Fund did not own any securities in those Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision of the Board of Trustees of the Trust, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage. Subject to the general supervision of the Board of Trustees of the Trust, the Sub-Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Reservoir Fund. The Sub-Adviser is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

In purchasing and selling each Fund’s portfolio securities, it is the Adviser’s and Sub-Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or Sub-

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Adviser or the Funds. It is not the policy of the Adviser or Sub-Adviser to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

With respect to equity and fixed income securities, the Adviser may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Funds pay to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. The Adviser and Sub-Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

The Adviser and Sub-Adviser receive a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund’s portfolio is likely to be invested. The Adviser and Sub-Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, the Adviser and Sub-Adviser may be relieved of expenses, which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Adviser by or through brokers.

When one or more brokers is believed capable of providing the best combination of price and execution, the Funds’ Adviser and Sub-Adviser may select a broker based upon brokerage or research services provided to the Adviser.  The Adviser and Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser and Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance,

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settlement, and custody).  In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments.  Examples of research-oriented services for which the Adviser and Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.  The Adviser and Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services.  Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds’ Adviser under the Advisory Agreement.  Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services. The Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services.  Information so received by the Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Fund’s Sub-Adviser under the Sub-Advisory Agreement.  Any advisory or other fees paid to the Sub-Adviser are not reduced as a result of the receipt of research services.

Portfolio securities will not be purchased from or sold to the Adviser, Sub-Adviser or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

For the fiscal year ended April 30, 2008, the Funds paid brokerage commissions as follows: $102,350 for the Amerigo Fund, $31,065 for the Clermont Fund, $44,254 for the Select Allocation Fund, $23,209 for the Descartes Fund and $7,821 for the Liahona Fund.

For the fiscal year ended April 30, 2009, the Funds paid brokerage commissions as follows: $107,390 for the Amerigo Fund, $41,891 for the Clermont Fund, $51,594 for the Select Allocation Fund, $22,308 for the Descartes Fund and $8,534 for the Liahona Fund.

For the fiscal year ended April 30, 2010, the Funds paid approximate brokerage commissions as follows: $67,009 for the Amerigo Fund, $13,060 for the Clermont Fund, $16,510 for the Select Allocation Fund, $16,157 for the Descartes Fund and $16,465 for the Liahona Fund, $628 for the Reservoir Fund, $5,965 for the Enhanced Income Fund, $2,400 for the Flexible Income Fund, $6,751 for the Select Appreciation Fund, $870 for the Shelter Fund.

REDEMPTION OF SECURITIES BEING OFFERED

Redemptions In-Kind. Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Funds, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, have filed a notification of election under which each Fund is committed to pay in cash to any shareholder of record, all such shareholder’s requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner, as the Board of Trustees of the Trust deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Trust does not anticipate making redemptions-in-kind.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange (“NYSE”) is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which

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an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

WAIVERS FOR CLASS C SHARES. (Amerigo Fund Only) The Fund may waive, where applicable, the CDSC on redemption: (1) following the death of a shareholder, (2) if a shareholder becomes unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration, or (3) when a total or partial redemption is made in connection with a distribution from IRAs or other qualified retirement plans after attaining age 59-1/2.

The Distributor may waive the CDSC on the redemption of Class C shares of the Fund owned by directors, trustees, officers and full-time employees of the Trust, the Adviser, Distributor or its affiliates, including members of the immediate families of such individuals and employee benefit plans established by such entities. The Fund may also waive the CDSC on the redemption of Class C shares of the Fund owned by banks, bank trust departments, savings and loan associations, federal and state credit unions, trust companies, investment advisers and broker-dealers, either in their fiduciary capacities or for their own accounts. These institutions may charge fees to clients for whose accounts they purchase shares at net asset value or for which the CDSC has been waived.

All CDSCs imposed on redemptions of the Fund are paid to the Distributor.

SHAREHOLDER SERVICES

Systematic Withdrawal Program. A shareholder owning or purchasing shares of any Fund having a total value of $10,000 or more may participate in a systematic withdrawal program providing regular monthly or quarterly payments. An application form containing details of the Systematic Withdrawal Program is available upon request from the Funds’ transfer agent. The Program is voluntary and may be terminated at any time by the shareholders.

Income dividends and capital gain distributions on shares of the Funds held in a Systematic Withdrawal Program are automatically reinvested in additional shares of the relevant Fund at net asset value. A Systematic Withdrawal Program is not an annuity and does not and cannot protect against loss in declining markets. Amounts paid to a shareholder from the Systematic Withdrawal Program represent the proceeds from redemptions of Fund shares, and the value of the shareholder’s investment in a Fund will be reduced to the extent that the payments exceed any increase in the aggregate value of the shareholder’s shares (including shares purchased through reinvestment of dividends and distributions). If a shareholder receives payments that are greater than the appreciation in value of his or her shares, plus the income earned on the shares, the shareholder may eventually withdraw his or her entire account balance. This will occur more rapidly in a declining market. For tax purposes, depending upon the shareholder’s cost basis and date of purchase, each withdrawal will result in a capital gain or loss. See “Distributions” and “Federal Tax Considerations” in the Funds’ Prospectus and “Taxes” in this SAI.

The Funds offer certain shareholder services, which are designed to facilitate investment in their shares. Each of the options is described in the Funds’ Prospectus. All of these special services may be terminated by either the Funds or the shareholder without any prior written notice.

Systematic Exchange Program. The Systematic Exchange Program allows you to make regular, systematic exchanges from one AdvisorOne Fund account into another AdvisorOne Fund account. By setting up the program, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Fund. An exchange transaction is a sale and a purchase of shares for federal income tax purposes and may result in a capital gain or loss.

To participate in the Systematic Exchange Program, you must have an initial account balance of $10,000 in the first account and at least $1,000 in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the

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remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the program will be terminated. You may also terminate the program by calling or writing the Fund. Once participation in the program has been terminated for any reason, to reinstate the program you must do so in writing; simply investing additional funds will not reinstate the program.

Automatic Account Builder. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of a Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor’s bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to Automatic Account Builder participants.

Further information about these programs and an application form can be obtained from the Funds Transfer Agent.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of a Fund will be determined for each class of shares. The net asset value per share of a given class of shares of a Fund is determined by calculating the total value of the Fund’s assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares in conformance with the provisions of the plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act and dividing the result by the number of shares of such class outstanding. The net asset value of shares of each class of each Fund is normally calculated as of the close of regular trading on the NYSE on every day the NYSE is open for trading. The NYSE is open Monday through Friday except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share of the different classes of a Fund’s shares is expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

In determining each Fund’s NAV per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  If no sale price is reported, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by the Adviser and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over- the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays in various foreign markets on days, which are not business days in New York, and on which a Fund’s net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is

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calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

ANTI-MONEY LAUNDERING AND CUSTOMER IDENTIFICATION PROGRAMS

The USA Patriot Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Account Application, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When opening an account for a foreign business, enterprise or non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise

TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. In general, to qualify as a RIC: (a) at least 90% of the gross income of a Fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (b) a Fund must distribute to its shareholders 90% of its ordinary income and net short-term capital gains; and (c) a Fund must diversity its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

In addition, each Fund must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and at least 98% of its net capital gain (as of the twelve months ended October 31), in order to avoid a federal excise tax. Each Fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to a Fund’s ordinary income and net capital gain are taxable as such to shareholders in the year in which they are received except dividends declared in October, November and December to the shareholders of record on a specified date in such a month and paid in January of the following year are taxable in the previous year.

A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days and the Fund retains its shares in the issuer from whom it received the income dividends for more than 45 days. A distribution of net capital gain reflects a Fund’s excess of net long-term gains over its net short-term losses. Each Fund must designate distributions of net capital gain and must notify shareholders of this designation within sixty days after the close of the Trust’s taxable year. A corporate shareholder of a Fund cannot use a dividends-received deduction for distributions of net capital gain.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased. Adjustments to reflect these gains and losses will be made at the end of each Fund’s taxable year.

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At the time of purchase, each Fund’s net asset value may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, each Fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

Income received by each Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Internal Revenue Code, if more than 50% of the value of a Fund’s total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to “pass through” to the Fund’s shareholders the amount of any foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

If, in any taxable year, a Fund should not qualify as a RIC under the Internal Revenue Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends paid or other distributions to its shareholders, and (2) that Fund’s distributions to the extent made out of that Fund’s current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and may qualify for the deduction for dividends received by corporations.

PASSIVE FOREIGN INVESTMENT COMPANIES. Each Fund may invest in the stock of foreign companies that may be treated as “passive foreign investment companies” (“PFICs”) under the Internal Revenue Code. Certain other foreign corporations, not operated as investment companies, may also satisfy the PFIC definition. A portion of the income and gains that a Fund derives may be subject to a non-deductible federal income tax unless the Fund makes a mark-to-market election. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Funds will elect to do mark-to-market and identified PFIC to avoid the PFIC tax.

If a Fund purchases shares in certain foreign passive investment entities described in the Internal Revenue Code as passive foreign investment companies (“PFIC”), the Fund will be subject to U.S. federal income tax on a portion of any “excess distribution” (the Fund’s ratable share of distributions in any year that exceeds 125% of the average annual distribution received by the Fund in the three preceding years or the Fund’s holding period, if shorter, and any gain from the disposition of such shares) even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such “excess distributions.” If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its pro rata share of the PFIC’s ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund.

Pursuant to legislation enacted on August 5, 1997 any taxpayer holding shares of “marketable” PFICs may make an election to mark that stock to market at the close of the taxpayer’s taxable year. A Fund making an irrevocable election will mark its PFICs to market at taxable year-end for income tax purposes and at October 31 for purposes of the excise tax minimum distribution requirements of Code Section 4982. This provision is effective for taxable years of U.S. persons beginning after December 31, 1997.

ORGANIZATION OF THE TRUST

As a Delaware business trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than two-thirds of the Trustees were elected by shareholders. The

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Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than two-thirds of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP whose address is 1818 Market Street, Suite 2400, Philadelphia, PA 19103, serves as the Funds’ independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the Funds’ and the offer and sale of its shares has been provided by Thompson Hine LLP, 312 Walnut Street, 14th floor, Cincinnati, Ohio 45202-4089

FINANCIAL STATEMENTS

The financial statements of the Funds for the fiscal year ended April 30, 2010, which are included in the Funds’ Annual Report to Shareholders dated April 30, 2010, are incorporated herein by reference. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent accountants’ reports.  Reservoir Fund and Shelter Fund recently commenced operations and, therefore, have not produced financial statements.  Once produced, you can obtain a copy of the financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling the Fund at 1-866-811-0225.

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APPENDIX A

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody’s applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

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     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

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APPENDIX B

Policies and Procedures
Proxy Voting and Corporate Actions

Policy
CLS Investments, LLC (“CLS”), as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients unless otherwise agreed to in writing. The firm may offer assistance as to proxy matters upon a client’s request, but the client always retains the proxy voting responsibility. CLS’ policy of having no proxy voting responsibility is disclosed to its advisory clients.  CLS also serves as an investment adviser or sub-adviser to several open-end investment companies.  CLS’ general policy with respect to its proxy and corporate action obligations are set forth below.

Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility
The Chief Compliance Officer has the responsibility for the implementation and monitoring of our proxy policy and to ensure that the firm does not accept or exercise any proxy voting authority on behalf of clients without an appropriate review and change of the firm’s policy with appropriate regulatory requirements being met and records maintained.

Procedure
CLS has adopted various procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

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CLS discloses its proxy voting policy of not having proxy voting authority in the firm’s Disclosure Document or other client information.

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CLS’ advisory agreements provide that the firm has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority.

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CLS’ new client information materials may also indicate that advisory clients retain proxy voting authority.

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Proxies for securities held in client accounts will generally be received by the client directly from the custodian of the client’s assets, or will be handled as otherwise agreed between the client and the custodian.

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The Chief Compliance Officer reviews the nature and extent of advisory services provided by the firm and monitors such services to periodically determine and confirm that client proxies are not being voted by the firm or anyone within the firm.

Proxies for AdvisorOne Funds and Rydex Variable Trust

CLS serves as investment adviser to certain investment companies under the AdvisorOne Funds trust and sub-adviser to certain investment companies under the Rydex Variable Trust (each a “Fund”).  Each Fund is a fund of funds, meaning these Funds pursue their investment goals by investing primarily in other investment companies that are not affiliated (“Underlying Funds”).  As a fund of funds, the Funds are required by the Investment Company Act to handle proxies received from Underlying Funds in a certain manner.  In particular it is the policy of CLS to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from Fund shareholders, pursuant to Section 12(d)(1)(F) of the Investment Company Act.  All proxies received from Underlying Funds will be reviewed with the Chief Compliance Officer or appropriate legal counsel to ensure proper voting.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

The Chief Compliance Officer is ultimately responsible for ensuring that all proxies received by CLS are voted in a timely manner and in a manner consistent with the established CLS’ policies.  Although the majority of proxy proposals can be handled in accordance with CLS’ established proxy policies, CLS recognizes that some proposals require special consideration that may dictate that exceptions are made to its general procedures.

Additional Procedures

The Chief Compliance Officer is also responsible for reviewing the proxy proposal for conflicts of interest as part of the overall vote review process and ensuring that all corporate action notices or requests which require shareholder action received by CLS are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.  All material conflicts of interest so identified by CLS will be addressed according the procedures set forth below:

1.

Vote in Accordance with the Established Policy.  In most instances, CLS has little or no discretion to deviate from its general proxy voting policy and shall vote in accordance with such pre-determined voting policy.

2.

Client Direction.  Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, CLS will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by CLS, it will promptly be forwarded to the client or specified third party.

3.

Obtain Consent of Clients.  To the extent that CLS has discretion to deviate with respect to the proposal in question, CLS will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of CLS’ conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, CLS will abstain from voting the securities held by that client’s account.

4.

Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct CLS to forward all proxy matters in which CLS has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendations are received on a timely basis, CLS will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, CLS will abstain from voting the securities held by that client’s account.

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RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, CLS will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that CLS may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by CLS that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

CLS will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how CLS voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of CLS’ Policies and Procedures by written request addressed to CLS.  CLS will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

GUIDELINES FOR EXCEPTIONS TO GENERAL POLICY

Under circumstances where CLS’ general voting policies do not apply the following guidelines are to be used in voting proposals, but will not be used as rigid rules.  Each proxy issue will be considered individually.

 A.

Oppose

CLS will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Proposals in this category would include:

1.

Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:

a.

Proposals to stagger board members’ terms;

b.

Proposals to limit the ability of shareholders to call special meetings;

c.

Proposals to require super majority votes;

d.

Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.

Proposals regarding “fair price” provisions;

f.

Proposals regarding “poison pill” provisions; and

g.

Permitting “green mail”.

2.

Providing cumulative voting rights.

3.

“Social issues,” unless specific client guidelines supersede, e.g., restrictions regarding South Africa.

4.

Election of directors recommended by management and not recommended by the issuers board.

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B.

Approve

CLS will generally vote in favor of routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management.  Traditionally, these issues include:

1.

Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

2.

Date and place of annual meeting.

3.

Limitation on charitable contributions or fees paid to lawyers.

4.

Ratification of directors’ actions on routine matters since previous annual meeting.

5.

Confidential voting

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure in shareholders regarding their vote on proxy issues. CLS will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.

Limiting directors’ liability

7.

Eliminate preemptive right

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.

8.

CLS generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.

Employee Stock Purchase Plan

10.

Establish 401(k) Plan

 C.

Case-By-Case

CLS will review each issue in this category on a case-by-case basis.  Voting decisions will be made based on the financial interest of the fund.  These matters include:

1.

Pay directors solely in stocks

2.

Eliminate director mandatory retirement policy

3.

Rotate annual meeting location/date

4.

Option and stock grants to management and directors

5.

Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

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